SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

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American Pacific Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
SECURITY OWNERSHIP
ITEM NO. 1 – ELECTION OF DIRECTORS
MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION AND OTHER INFORMATION
REPORT OF THE CORPORATE GOVERNANCE COMMITTEE REGARDING EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PERFORMANCE GRAPH
REPORT OF THE AUDIT COMMITTEE
ITEM NO. 2 – APPROVAL OF THE AMERICAN PACIFIC CORPORATION 2006 STOCK INCENTIVE PLAN
EQUITY COMPENSATION PLAN INFORMATION
ITEM NO. 3 – RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS
FEES PAID TO DELOITTE & TOUCHE LLP
STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING AND DIRECTOR NOMINATIONS
ANNUAL REPORT
OTHER BUSINESS
APPENDIX A
APPENDIX B
APPENDIX C

AMERICAN PACIFIC CORPORATION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held March 7, 2006
     Notice is hereby given that the Annual Meeting of the Stockholders of American Pacific Corporation (the “Company”) will be held at the Las Vegas Country Club, Rotunda Room, located at 3000 Joe W. Brown Drive, Las Vegas, Nevada, on March 7, 2006, at 10:30 a.m. local time, for the following purposes:
1.	To elect Directors as follows:
(a) To elect one Class B Director to hold office until the 2008 Annual Meeting of Stockholders and thereafter until his successor is duly elected and qualified; and
(b) To elect two Class C Directors to hold office until the 2009 Annual Meeting of Stockholders and thereafter until their successors are duly elected and qualify; and
2.	To consider and vote upon a proposal to adopt the American Pacific Corporation 2006 Stock Incentive Plan which will initially have 750,000 shares of the Company’s common stock reserved for issuance thereunder; and

3.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent public accountants for the fiscal year ending September 30, 2006; and

4.	To transact such other business as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.
     Reference is made to the accompanying Proxy Statement for more complete information concerning the foregoing matters. The Board of Directors has fixed the close of business on Friday, January 13, 2006, as the date as of which the stockholders who are entitled to notice of, and to vote at, said meeting and any adjournment(s) or postponement(s) thereof, are to be identified. Only persons who were stockholders of record as of the close of business on January 13, 2006 are entitled to notice of and to vote at the meeting and any adjournment(s) or postponement(s) thereof.
     All stockholders of the Company are cordially invited to attend the meeting in person. You may vote your shares by telephone, via the internet or by mail by following the instructions on your proxy card. If you vote by telephone or via the internet, you should not return your proxy card. If you choose to vote by mail, please sign, date and return the proxy card in the envelope provided. Stockholders who attend the Annual Meeting may vote in person at the Annual Meeting even if they have previously returned a proxy. If you receive more than one proxy because your shares are registered in different names or at different addresses, please sign and return each such proxy so that all of your shares may be represented at the Annual Meeting.

By Order of the Board of Directors

Linda G. Ferguson, Secretary
January 23, 2006

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
of
AMERICAN PACIFIC CORPORATION
3770 Howard Hughes Parkway, Suite 300
Las Vegas, Nevada 89109
(702) 735-2200
     The enclosed proxy is solicited on behalf of the Board of Directors of American Pacific Corporation, a Delaware corporation (the “Company”), for use at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, March 7, 2006, at 10:30 a.m., local time, or at any adjournment(s) or postponement(s) thereof. The Annual Meeting will be held at the Las Vegas Country Club, Rotunda Room, located at 3000 Joe W. Brown Drive, Las Vegas, Nevada. This Proxy Statement was first sent to stockholders on or about January 25, 2006, accompanied by the Company’s Annual Report to Stockholders for the fiscal year ended September 30, 2005.
     At the Annual Meeting, the following matters will be considered and voted on:
1.	To elect Directors as follows:
(a) To elect one Class B Director to hold office until the 2008 Annual Meeting of Stockholders and thereafter until his successor is duly elected and qualified; and
(b) To elect two Class C Directors to hold office until the 2009 Annual Meeting of Stockholders and thereafter until their successors are duly elected and qualify; and
2.	To consider and vote upon a proposal to adopt the American Pacific Corporation 2006 Stock Incentive Plan which will initially have 750,000 shares of the Company’s common stock reserved for issuance thereunder; and

3.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent public accountants for the fiscal year ending September 30, 2006; and

4.	To transact such other business as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.
The Board of Directors recommends that stockholders vote FOR a) the election of the Directors proposed in Item No. 1, b) the approval of the adoption of the American Pacific Corporation 2006 Stock Incentive Plan proposed in Item No. 2, and c) the ratification of the appointment of Deloitte & Touche LLP proposed in Item No. 3. Officers and Directors of the Company, collectively owning, directly or indirectly, 510,252 shares, or approximately 6.99%, of the Company’s $.10 par value common stock (the “Common Stock”) as of January 13, 2006, have indicated that they intend to vote in favor of a) the election of the Directors proposed in Item No. 1, b) the adoption of the American Pacific Corporation 2006 Stock Incentive Plan proposed in Item No. 2, and c) the ratification of the appointment of Deloitte & Touche LLP proposed in Item No. 3. The Company’s principal executive offices are located at 3770 Howard Hughes Parkway, Suite 300, Las Vegas, Nevada 89109, and its telephone number at that address is (702) 735-2200.
Record Date, Quorum And Voting Rights
     The Board has fixed the close of business on January 13, 2006, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournment or postponement thereof. On January 13, 2006, 7,298,671 shares of Common Stock were issued and outstanding held by 982 stockholders of record. The holder of each share is entitled to cast one vote on all matters. The presence, in person or by proxy, of the holders of a majority of the outstanding Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.
Solicitation of Proxies
     The solicitation of Proxies pursuant to this Proxy Statement will be made primarily by mail. In addition, officers, employees and other representatives of the Company and its subsidiary corporations, without compensation, may solicit proxies by telephone, telegraph, facsimile transmission, mail or personal interview. Arrangements will also be made with banks, brokerage firms and others to forward solicitation materials to the beneficial owners of shares held of record by them. The total cost of the solicitation process, including the reimbursement of the expenses of brokers and nominees, will be borne by the Company.
Voting and Revocation of Proxies; Adjournment
     Shares represented by valid proxies received by the Company will be voted in accordance with the specifications made therein by the stockholder. Any valid proxy that does not specify otherwise will (unless the proxy is validly revoked) be voted “for” the election of the Directors proposed in Item No. 1, “for” approval of the adoption of the American Pacific Corporation 2006 Stock Incentive Plan proposed in Item No. 2, “for” the ratification of the appointment of Deloitte & Touche LLP proposed in Item No. 3 and, in the discretion of the proxy holders, on such other matters as may properly come before the Annual Meeting.
     The election of Directors requires the affirmative vote of 80% of the shares of Common Stock present and voting at the Annual Meeting. According to the Certificate of Incorporation and Bylaws of the Company, in the event that nominees of a Class (or Classes) of Directors standing for election do not receive the affirmative vote of 80% of such shares present and voting, the incumbent Directors will remain in office until the next annual meeting, at which time such Class (or Classes) and the next Class (whose terms will expire in 2007) will stand for election. In accordance with the Certificate of Incorporation and Bylaws, one Class B Director, C. Keith Rooker, is standing for election at this time because, although he received a majority of the votes cast in last year’s election, such number was less than 80% of the votes cast. The affirmative vote of a majority of the shares of Common Stock present and voting at the Annual Meeting will be required to approve the adoption of the American Pacific Corporation 2006 Stock Incentive Plan, the ratification of the appointment of Deloitte & Touche LLP and to take any other action at the meeting.
     The Board of Directors does not know of any matters to be considered at the Annual Meeting other than the election of Class B Director and Class C Directors, the adoption of the American Pacific Corporation 2006 Stock Incentive Plan and the ratification of the appointment of Deloitte & Touche LLP described herein. A stockholder may revoke any proxy given pursuant to this solicitation by attending the Annual Meeting and voting in person, or by delivering to the Secretary of the Company at the Company’s principal executive offices identified above prior to the Annual Meeting a written notice of revocation or a duly executed proxy bearing a later date than that of the previous proxy. The mere presence of a stockholder at the Annual Meeting will not revoke a proxy previously given.
     In the event that sufficient votes in favor of election of the Directors proposed in Item No. 1 are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournments will require the affirmative vote of the holders of a majority of the Common Stock present in person or by proxy at the Annual Meeting, whether or not a quorum is present. The persons named as proxies will vote in favor of any such proposed adjournments.
     Votes cast by proxy or in person at the Annual Meeting will be counted by the person appointed by the Company to act as election inspector for the meeting. If you withhold your vote on the election of directors or abstain from voting on any other proposal, you will still be considered present at the Annual Meeting for purposes of determining a quorum. If you withhold your vote from a director nominee, this will reduce the number of votes cast for that nominee. If you abstain from voting on one of the other proposals, your shares will still be considered in determining the vote required to approve the proposal, so you will be deemed to have voted against that proposal. If shares are held in nominee street name, such as by a broker, and the nominee cannot vote the shares on a specific proposal because no voting instructions were received from the owner of those shares, the failure of the nominee to vote the shares is called a “broker non-vote.” Shares affected by broker non-votes will be considered present at the Annual Meeting for purposes of determining a quorum because the shares will have been voted on at least one other proposal. Shares affected by broker non-votes will not, however, be considered in determining the vote required to approve the specific proposal on which the shares could not be voted, and will not be deemed to have voted against the proposal.
Appraisal or Dissenters’ Rights
     Under Delaware law, stockholders are not entitled to appraisal rights in connection with any of the Proposals in this Proxy Statement.

SECURITY OWNERSHIP
Security Ownership of Certain Beneficial Owners
     As of January 13, 2006, the Company had issued and outstanding 7,298,671 shares of Common Stock. The following tables contain certain information known to the Company regarding beneficial ownership of its outstanding voting securities as of January 13, 2006, by each person who is known to the Company to own beneficially more than five percent of the Company’s Common Stock.
     Unless otherwise noted and subject to applicable community property laws, each person identified below has sole voting and investment power with respect to such shares. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes securities convertible into or exercisable for Common Stock owned by or for, among others, the spouse, children or certain other relatives of such person, as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days of January 13, 2006.

	Amount and Nature
Name and Address	of Beneficial Ownership		% of Common
of Beneficial Owner	(1)		Stock Outstanding

Aegis Financial Corporation (2)	909,171	(2)	12.5%
1100 North Glebe Road Arlington, VA 22201

Franklin Resources, Inc. (3)	710,288	(3)	9.7%
One Franklin Parkway San Mateo, CA 94403-1406

Donald Smith & Co., Inc.(4)	679,627	(4)	9.3%
152 W. 57th St., 22nd Floor New York, New York 10019

Fred D. Gibson, Jr.	447,932	(5)	6.1%

Dimensional Fund Advisors, Inc. (6)	418,406	(6)	5.7%
1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401

Advisory Research, Inc. (7)	387,522	(7)	5.3%
180 N. Stetson Street, Suite 5780 Chicago, IL 60601

Babson Capital Management LLC. (8)	376,798(8)		5.2%
470 Atlantic Avenue Boston, MA 02210

(1)	Each stockholder in the table exercises sole voting and investment power with respect to the Company’s Common Stock indicated as beneficially owned by such stockholder.

(2)	Information with respect to this stockholder was obtained from a Form 13F-HR filed with the Securities and Exchange Commission on November 14, 2005.

(3)	Information with respect to this stockholder was obtained from a Form 13F-HR filed with the Securities and Exchange Commission on November 11, 2005.

(4)	Information with respect to this stockholder was obtained from a Form 13F-HR filed with the Securities and Exchange Commission on November 14, 2005.

(5)	Includes 25,000 shares of Common Stock subject to options granted to Mr. Gibson pursuant to the Company’s stock option plans, which options are exercisable within 60 days after January 13, 2006.

(6)	Information with respect to this stockholder was obtained from a Form 13F-HR filed with the Securities and Exchange Commission on November 18, 2005.

(7)	Information with respect to this stockholder was obtained from a Form 13F-HR filed with the Securities and Exchange Commission on November 16, 2005.

(8)	Information with respect to this stockholder was obtained from a Form 13F-HR filed with the Securities and Exchange Commission on November 15, 2005.
Security Ownership of Management
     As of January 13, 2006, the Company had issued and outstanding 7,298,671 shares of Common Stock. The following tables contain certain information known to the Company regarding beneficial ownership of its outstanding voting securities as of January 13, 2006, by (i) each of the Company’s directors and nominee directors, (ii) each of the Company’s named executive officer, and (iii) all executive officers and directors as a group.
     Unless otherwise noted and subject to applicable community property laws, each person identified below has sole voting and investment power with respect to such shares. Beneficial ownership is determined in accordance with the rules of the SEC and includes securities convertible into or exercisable for Common Stock owned by or for, among others, the spouse, children or certain other relatives of such person, as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days of January 13, 2006. The address of each person identified below is American Pacific Corporation, 3770 Howard Hughes Parkway, Suite 300, Las Vegas, Nevada 89109.

	Stock Ownership
	Amount and Nature of
	Beneficial Ownership		% of Common
Name	(1)		Stock

NOMINEES FOR ELECTION

Class B Directors (term of to office expire in 2008)

C. Keith Rooker	20,000	(2)	(3)

Class C Directors (term of office expires in 2009)

Fred D. Gibson, Jr.	447,932	(4)	6.1%
Berlyn D. Miller	29,155	(4)	(3)

CONTINUING MEMBERS OF THE BOARD

Class A Director (term of office expires in 2007)

Dean M. Willard	20,000	(2)	(3)
John R. Gibson	141,376	(5)	1.9%
Jan H. Loeb	25,000	(4)	(3)

Class B Directors (term of to office expire in 2008)

Norval F. Pohl	27,500	(4)	(3)
Jane L. Williams	30,000	(4)	(3)

MANAGEMENT

Seth L. Van Voorhees
Vice President, Chief Financial Officer and Treasurer	20,000	(6)	(3)
Robert Huebner
Vice President — Ampac-ISP Operations	8,228	(7)	(3)
Linda G. Ferguson
Vice President — Administration and Secretary	28,561	(8)	(3)
All Directors and executive officers
as a group (11 persons)	797,752	(9)	10.9%

(1)	Each Director and executive officer exercises sole voting and investment power with respect to the Common Stock indicated as beneficially owned by him, unless otherwise indicated.

(2)	Includes, with respect to such Director, 20,000 shares of Common Stock subject to options, which are exercisable within 60 days after January 13, 2006.

(3)	Less than 1%.

(4)	Includes, with respect to such Director, 25,000 shares of Common Stock subject to options, which options are exercisable within 60 days after January 13, 2006.

(5)	Includes, with respect to Mr. John R. Gibson, 75,000 shares of Common Stock subject to options, which options are exercisable within 60 days after January 13, 2006.

(6)	Includes, with respect to Mr. Van Voorhees, 20,000 shares of Common Stock subject to options, which are exercisable within 60 days after January 13, 2006.

(7)	Includes, with respect to Mr. Huebner, 7,500 shares of Common Stock subject to options, which are exercisable within 60 days after January 13, 2006.

(8)	Includes, with respect to Ms. Ferguson, 20,000 shares of Common Stock subject to options, which are exercisable within 60 days after January 13, 2006.

(9)	Includes, with respect to all Directors and executive officers as a group, an aggregate of 287,500 shares of Common Stock subject to options, which options are exercisable by such persons within 60 days after January 13, 2006.

ITEM NO. 1 — ELECTION OF DIRECTORS
Election of Class B Director
     On November 8, 2005, the Board of Directors, upon recommendation of the Corporate Governance Committee (see below), nominated the following person, who is presently a Director, for re-election to serve in the class and for the term indicted below, and until his respective successor has been elected and qualified.

		To Serve Until
Name	Class of Director	Annual Meeting in
C. Keith Rooker	B	2008
Election of Class C Directors
     On November 8, 2005 the Board of Directors, upon recommendation of the Corporate Governance Committee, nominated the following persons, all of whom are presently Directors, for re-election to serve in the class and for the term indicated below, and until their respective successors have been elected and qualify:

		To Serve Until
Name	Class of Director	Annual Meeting in
Fred D. Gibson, Jr.	C	2009
Berlyn D. Miller	C	2009
     The Company’s Certificate of Incorporation provides that the Company’s Board of Directors shall comprise not less than three nor more than twelve Directors and shall be divided into three classes. Such classes are to be as nearly equal in number as possible and the number of Directors comprising the whole Board and comprising each class is to be determined by the Board of Directors. Subsequent to the Annual Meeting held March 8, 2004, the Board of Directors consists of three Class A Directors, three Class B Directors, and two Class C Directors. Except as specified below, one Class of Directors is elected annually and Directors in a Class are elected for a term of office of three years and until a successor is duly elected and qualified.
     The election of Directors requires the affirmative vote of 80% of the shares of Common Stock present and voting at the Annual Meeting. According to the Certificate of Incorporation and Bylaws of the Company, in the event that nominees of a Class (or Classes) of Directors standing for election do not receive the affirmative vote of 80% of such shares present and voting, the incumbent Directors will remain in office until the next annual meeting, at which time such Class (or Classes) and the next Class (whose terms will expire in 2007) will stand for election. In accordance with the Certificate of Incorporation and Bylaws, one Class B Director, C. Keith Rooker, is standing for election at this time because, although he received a majority of the votes cast in last year’s election, such number was less than 80% of the votes cast.

     The following table sets forth certain information regarding the directors of the Company. Fred D. Gibson, Jr., John R. Gibson and Linda G. Ferguson are siblings. Other than as noted in the prior sentence, there are no family relationships between any directors, nominee directors or officers.

		Director
Name	Age	Since	Position
Fred D. Gibson, Jr.	78	1982	Director
John R. Gibson	68	1988	Chairman of the Board, President & CEO
Jan H. Loeb	47	1997	Director
Berlyn D. Miller	68	1993	Director
Norval F. Pohl	62	1986	Director
C. Keith Rooker	68	1988	Director
Dean M. Willard	59	1997	Director
Jane L. Williams	67	1993	Director
     The Board of Directors recommends that the stockholders vote “FOR” each of the above-named nominees. It is intended that the persons named in the accompanying proxy will vote for the election of those nominees, unless the stockholder giving the proxy withholds authority to vote for one or more of them. The Board of Directors believes that each of the nominees will be available and able to serve as a Director, but if for any reason any of them is not, the persons named as proxy may exercise discretionary authority to vote for a substitute nominee (or substitute nominees) proposed by the Board of Directors. However, the Board of Directors does not intend to make any such substitution. Proxies cannot be voted for a number of persons greater than the number of Class B and Class C nominees named herein.
Independence of Directors
     The Board of Directors of the Company has determined that each of the Company’s Directors, other than Mr. C. Keith Rooker, Mr. John R. Gibson and Mr. Fred D. Gibson, Jr., and each member of the Audit Committee and the Corporate Governance Committee of the Board of Directors, is an “independent director” as currently defined in Rule 4200(a)(15) of the Rules of the National Association of Securities Dealers, Inc. In addition, the Board of Directors has determined that each member of the Audit Committee is independent within the meaning of Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Business Experience of Directors
     Fred D. Gibson, Jr. has been a Director of the Company since 1982. Mr. Gibson served as Chief Executive Officer, Chairman of the Board and President of the Company and Chairman and Chief Executive Officer of each of the Company’s subsidiaries, from 1985 to July 1997, and Chairman of the Board until March 1998. Mr. Gibson also served as Chairman, President and Chief Executive Officer of Pacific Engineering & Production Co. of Nevada, predecessor company to American Pacific Corporation, from April 1966 until May 1988. Until July 2002, Mr. Gibson was a Director of Nevada Power Company (now Sierra Pacific Resources), an electric utility for more than five years. Mr. Gibson has also been a director of Cashman Equipment Company, a distributor of heavy machinery for more than five years. Mr. Gibson currently is a private consultant and serves as a consultant to the Company on an “as requested” basis. Mr. Gibson is the brother of John R. Gibson.
     John R. Gibson has been a Director of the Company since 1988, became Chief Executive Officer and President of the Company in July 1997 and was appointed Chairman of the Board in March 1998. Mr. Gibson has also served as the Chief Executive Officer and President of each of the Company’s subsidiary corporations since July 1997. Mr. Gibson was the Company’s Vice President-Engineering &

Operations from March 1992 to July 1997 and has been the President of American Azide Corporation, a wholly-owned subsidiary of the Company, since 1993. Prior to that time, Mr. Gibson was the Director of Modernization of USS-POSCO Industries, a finishing mill for flat rolled steel products, a position Mr. Gibson held for more than five years. Mr. Gibson is the brother of Fred D. Gibson, Jr.
     Jan H. Loeb was elected as a Director of the Company in January 1997. Mr. Loeb is currently a portfolio manager for Amtrust Financial Group. In 2004 he was a portfolio manager for Chesapeake Partners. From 2001 through 2003 he was a Managing Director of Jefferies & Company, Inc., a New York based investment firm. From 1994 to 2001 Mr. Loeb was a Managing Director of Dresdner Kleinwort Wasserstein, Inc. (formerly known as Wasserstein Perella & Co., Inc.), a New York based investment banking firm. Mr. Loeb was employed by Legg Mason Wood Walker, Inc. from 1991 to 1994, and operated his own firm, Loeb Financial Services, from 1988 to 1991.
     Berlyn D. Miller was elected as a Director of the Company in November 1993. Mr. Miller was also a Director of Western Electrochemical Company, the Company’s former principal operating subsidiary, from 1989 until 1995. Mr. Miller was the Chairman, President and Chief Executive Officer of ACME Electric of Las Vegas, Nevada, a construction contractor, until 1997, a position he held for more than five years. Mr. Miller is currently CEO of Berlyn Miller & Associates, a Government relations and business consulting firm. He is also Vice President of N.F.K. International, a furniture manufacturer.
     Norval F. Pohl has been a Director of the Company since 1986. Dr. Pohl was also a Director of Western Electrochemical Company, the Company’s former principal operating subsidiary, from 1989 until 1995. Since October 2000, Dr. Pohl has served as President of the University of North Texas, where he served as Provost and Executive Vice President from January 1999 through October 2000. He was the Vice President of Finance and Administration of the University of Nevada Las Vegas from 1994 to 1998, and also served as the Dean of its College of Business and Economics from 1986 to 1998. Dr. Pohl is also a Director of the Flagstaff Institute, in Flagstaff, Arizona, and a Director of the Professional Development Institute, in Denton, Texas.
     C. Keith Rooker has been a Director of the Company since 1988. Mr. Rooker was the Executive Vice President of the Company from 1988 to July 1997, and was also a Vice President of the Company from 1985 to 1988 and the Company’s Secretary and General Counsel from 1985 to July 1997. Mr. Rooker has been a Partner in the Las Vegas, Nevada and Salt Lake City, Utah law firm of Rooker Morhman Rawlins & Bailey LLP for more than five years. The Company has retained this law firm in the past and during the current fiscal year.
     Dean M. Willard was elected as a Director of the Company in January 1997. Mr. Willard is an executive, business owner and investor. From August 1999 to December 2004, he served as Chairman and Chief Executive Officer of Permatex, Inc. and its parent company PBT Brands, Inc. Permatex is a leading supplier of functional chemicals to the automotive aftermarket. Mr. Willard is Chairman and Chief Executive Officer of Advanced Chemistry and Technology Corporation, a supplier of specialty sealants, adhesives and primers to the aircraft market. Mr. Willard is also affiliated with The Jordan Company LP, New York, a private investment partnership. He serves as Chairman of the Board of Prajna Group, Corp., a New York based company that invests in private equity transactions. He also serves as Founder, Chairman and Chief Executive Officer of Sangha Associates, a family owned business which provides equity and management services to a variety of small and intermediate sized companies.
     Jane L. Williams was elected as a Director of the Company in November 1993. Ms. Williams was also a Director of Western Electrochemical Company, the Company’s former principal operating subsidiary, from 1989 until 1995. Ms. Williams is the President, Chairman and Chief Executive Officer of TechTrans International of Houston, Texas, a provider of technical language support services, a position she has held since 1993. Before founding TechTrans International, Ms. Williams was a consultant to businesses in the aerospace industry for more than five years.

Compensation of Directors
     Directors of the Company (other than Mr. John R. Gibson) are compensated at the rate of $5,000 per quarter, plus $1,100 per meeting of the Company’s Board of Directors attended, and $800 per committee meeting attended, and are reimbursed for expenses incurred in attending Directors’ meetings. Committee chairmen receive an additional $300 per committee meeting attended. In addition, Mr. Rooker bills the Company at his customary rates for legal services rendered to the Company and expenses incurred in connection therewith.
     Directors of the Company (other than Mr. John R. Gibson) have also been granted stock options under the 2002 Directors Stock Option Plan. In November 2004, each such director was granted options to purchase 5,000 shares of Common Stock at an exercise price of $8.30 per share. Additionally, in September 2005, each such director was granted options to purchase 10,000 shares of Common Stock at an exercise price of $6.34 per share.
Standing Committees of the Board of Directors
     The Committees of the Board of Directors of the Company consist of the following: the Audit Committee, the Corporate Governance Committee, the Environmental Oversight Committee, the Finance Committee, and the Pension Plan Committee. The membership and functions of these committees are described below.

		Corporate	Environmental		Pension
	Audit	Governance	Oversight	Finance	Plan
Directors	Committee	Committee	Committee	Committee	Committee
Fred D. Gibson, Jr.			X	X	X
John R. Gibson
Jan H. Loeb	X	X	X	Chairman
Berlyn D. Miller	X	Chairman
Norval F. Pohl	Chairman	X
C. Keith Rooker			Chairman	X	X
Dean M. Willard	X	X	X
Jane L. Williams	X	X			Chairman
     Audit Committee. The Audit Committee consists of Norval F. Pohl, Chairman, Jan H. Loeb, Berlyn D. Miller, Dean M. Willard and Jane L. Williams. The Audit Committee’s primary responsibilities include: (a) appointment, compensation and oversight of the Company’s independent auditors, who shall report directly to the Committee, including (i) prior review of the independent auditors’ plan for the annual audit, (ii) pre-approval of both audit and non-audit services to be provided by the independent auditors and (iii) annual assessment of the qualifications, performance and independence of the independent auditors; (b) overseeing and monitoring the Company’s accounting and financial reporting processes and internal control system, audits of the Company’s financial statements and the quality and integrity of the financial reports and other financial information issued by the Company; (c) providing an open avenue of communication among the independent auditors and financial and other senior management and the Board of Directors; (d) reviewing with management and, where applicable, the independent auditors, prior to release, required annual, quarterly and interim filings by the Company with the Securities and Exchange Commission and the type and presentation of information to be included in earnings press releases; (e) reviewing material issues, and any analyses by management or the independent auditors, concerning accounting principles, financial statement presentation, the adequacy of the Company’s internal controls and significant financial reporting issues and judgments and the effect of regulatory and accounting initiatives on the Company’s financial statements; (f) reviewing with the Company’s legal counsel any legal matters that could have a significant effect on the Company’s financial statements, compliance with applicable laws and regulations and inquiries from regulators or other governmental agencies; (g) reviewing and approving all related party transactions between the Company and any director, executive officer, other employee or family member; (h) reviewing and overseeing compliance with the Company’s Standards of Business Conduct; (i) establishing procedures regarding the receipt, retention and treatment of, and the anonymous submission by employees of the Company of, complaints regarding the Company’s accounting, internal controls or auditing matters; and (j) reporting Audit Committee activities to the full Board of Directors and issuing annual reports to be included in the Company’s proxy statement.
     The Board of Directors has determined that Mr. Norval F. Pohl, Mr. Jan H. Loeb and Mr. Dean M. Willard are “audit committee financial experts” as defined in Item 401(h) of Regulation S-K. See descriptions of their relevant experiences above. See below for the Report of the Audit Committee for the fiscal year ended September 30, 2005. The Audit Committee held four meetings during the Company’s fiscal year ended September 30, 2005. A copy of the Audit Committee Charter is attached hereto as Appendix A, and can be found on the Company’s website at www.apfc.com.
     Corporate Governance Committee. The Corporate Governance Committee consists of Berlyn D. Miller, Chairman, Jan H. Loeb, Norval F. Pohl, Dean M. Willard and Jane L. Williams. The Corporate Governance Committee is responsible for overseeing the Company’s compliance with policies and procedures respecting business ethics and conduct, identifying and proposing candidates to serve as Directors of the Company, recommending candidates to serve as executive officers of the Company, recommending the levels and types of executive compensation and overseeing the Company’s stock option plans. A copy of the Corporate Governance Committee Charter is attached hereto as Appendix B. A copy of the Corporate Governance Committee Charter and the Company’s policy entitled “Standards of Business Conduct” may also be found on the Company’s website at www.apfc.com.
     The Company has a policy with regard to the consideration of any director candidates recommended by security holders. Nominations of persons for election to the Board of Directors of the Company may be made at a meeting of stockholders by any stockholder of the Company who is a stockholder of record at the time of giving of notice for such nomination, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice procedures below.
     Nominations of directors by stockholders must be made pursuant to timely notice in writing to the Secretary of the Company for bringing business before a meeting of stockholders. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company (a) in the case of an annual meeting, not less than 70 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting, and (b) in the case of a special meeting at which directors are to be elected, not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company’s books, of such stockholder and (ii) the class and number of shares of Common Stock which are beneficially owned by such stockholder and also which are owned of record by such stockholder; and (c) as to the beneficial owner, if any, on whose behalf the nomination is made, (i) the name and address of such person and (ii) the class and number of shares of Common Stock which are beneficially owned by such person. In addition, the Corporate Governance Committee also remains open to candidates for Directors. The Corporate Governance Committee considers multiple sources for identifying and evaluating nominees for Directors, including referrals from current Directors and stockholders.
     The Corporate Governance Committee determines the required selection criteria and qualifications of director nominees based upon the Company’s needs at the time nominees are considered. In general, nominees for Director should possess the highest personal and professional ethics, integrity, values and judgment and be committed to representing the long-term interests of the Company’s stockholders. The Corporate Governance Committee seeks to ensure that the composition of the Board at all times adheres to the independence requirements of The Nasdaq Stock Market, Inc. and reflects a range of talents, ages, skills, diversity, background, experience and expertise, particularly in the areas of management, leadership, corporate governance and experience in the Company’s and related industries, sufficient to provide sound and prudent guidance with respect to the operations and interests of the Company.
     In addition to the above considerations, the Corporate Governance Committee will consider criteria such as judgment, skill, diversity, experience with businesses and other organizations of comparable size, experience as an executive with a publicly traded company, the interplay of the candidate’s experience with the experience of other Board members, the extent to which the candidate would be a desirable addition to the Board and any committees of the Board, and any other factors that the Corporate Governance Committee believes to be in the best interests of the Company and its stockholders. The Corporate Governance Committee will consider these same criteria for candidates regardless of whether the candidate was identified by the Corporate Governance Committee, by stockholders, or any other source. See below for the Report of the Corporate Governance Committee regarding executive compensation.
     The Corporate Governance Committee held six meetings during the Company’s fiscal year ended September 30, 2005.
     Environmental Oversight Committee. The Environmental Oversight Committee consists of C. Keith Rooker, Chairman, Fred D. Gibson, Jr., Jan H. Loeb, and Dean M. Willard. The Environmental Oversight Committee oversees the Company’s compliance with applicable environmental standards, statutes and regulations. The Environmental Oversight Committee held two meetings during the Company’s fiscal year ended September 30, 2005.
     Finance Committee. The Finance Committee consists of Jan H. Loeb, Chairman, Fred D. Gibson, Jr., and C. Keith Rooker. The Finance Committee oversees the Company’s treasury functions, including cash flow plans, proposed capital expenditures and acquisitions, tax planning and budgeting. The Finance Committee held one meeting during the Company’s fiscal year ended September 30, 2005. Due to the significance of the then-pending acquisition of the fine chemicals business of GenCorp Inc., (which was consummated on November 30, 2005), during the latter half of the year the Board as a whole undertook a review of the matters that ordinarily would have been reviewed and considered initially by the Finance Committee.
     Pension Plan Committee. The Pension Plan Committee consists of Jane L. Williams, Chairman, Fred D. Gibson, Jr. and C. Keith Rooker. The Pension Plan Committee administers the Company’s defined benefit pension and 401(k) plans and oversees the performance of the managers of pension plan assets. The Pension Plan Committee held one meeting during the Company’s fiscal year ended September 30, 2005.
Board of Director’s Meetings and Annual Meeting of Stockholders
     A total of six regularly scheduled and special meetings of the Company’s Board of Directors was held during the Company’s fiscal year ended September 30, 2005. Each Director attended at least 75 percent of the total of such meetings and of the meetings of all committees of the Board of Directors on which such Director served that were held during the period of time he or she was a Director and a member of such committees. Generally, all of the members of the Company’s Board of Directors have attended the Company’s annual meetings of stockholders in the past, and are generally expected to continue to do so in the future. Accordingly, the Company has not deemed it necessary to adopt a formal policy with respect to such attendance. All of the members of the Company’s Board of Directors, with the exception of Jan H. Loeb, attended the Company’s 2004 Annual Meeting of Stockholders.
Communications with the Board of Directors
     The Board of Directors provides a process for stockholders to send communications to the Board or to any Directors. Stockholders may send written communications to the Board or to any of its Directors by sending such communications in care of the Secretary of the Company, American Pacific Corporation,

3770 Howard Hughes Parkway, Suite 300, Las Vegas, Nevada 89109. All such communications will be compiled by the Secretary of the Company and relayed promptly to the Board or the individual Directors.
MANAGEMENT
Executive Officers
     The persons who were serving as executive officers of the Company as of September 30, 2005 are John R. Gibson, Seth L. Van Voorhees, Robert Huebner and Linda G. Ferguson. All officers are elected annually by the Board of Directors and serve until their respective successors have been duly elected and qualified. Mr. Gibson and Mr. Van Voorhees serve under employment agreements discussed below.
     For certain information concerning John R. Gibson, see “The Directors,” above.
     Seth L. Van Voorhees, age 45, has been the Company’s Vice President, Chief Financial Officer, and Treasurer since March 12, 2004. Additionally, he served as the Company’s Secretary from March 12, 2004 through May 10, 2005. Prior to accepting his current position with the Company, he held senior investment banking positions at Young and Partners (2001 – 2004), PaineWebber/UBS (1999 – 2001) and Wasserstein Perella (1996 – 1999), specializing in the chemical and advanced materials industries. Mr. Van Voorhees holds a Ph.D. in chemistry from the University of Pennsylvania and an MBA in finance from Columbia University.
     Linda G. Ferguson, age 63, is the Company’s Vice President – Administration since 1997 and Corporate Secretary since May 10, 2005, and was Assistant Corporate Secretary from 1997 until 2005. Ms. Ferguson has been employed by the Company since 1985 and served as the Vice President – Human Resources and Secretary for Western Electrochemical Company, the Company’s former principal operating subsidiary, from 1990 until 1994, and as Assistant Secretary of that subsidiary from 1995 until 1997. Ms. Ferguson is the sister of Mr. John R. Gibson and Mr. Fred D. Gibson, Jr.
     Robert Huebner, age 52, has been the Company’s Vice President – Ampac-ISP Operations since October 1, 2004. The Ampac-ISP Operations was formerly the liquid propulsion division of Atlantic Research Corporation, a subsidiary of Aerojet-General Corporation, where Mr. Huebner served as Vice President from October 2003 through September 2004. Mr. Huebner also served in the capacity of Managing Director (1999 – 2001), Director of Program Management (2001 – 2002), and Vice President (2002 – 2003) for Atlantic Research Corporation, when it was a subsidiary of Sequa Corporation.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Exchange Act requires certain of the Company’s officers, the Company’s directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “Commission”). Officers, directors and greater than ten percent stockholders are required by the Commission’s regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended September 30, 2005 there was compliance with all Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders, except that (i) Mr. Seth Van Voorhees filed one Form 3 late in May 2004 and one Form 4 late in October 2005 (with respect to the receipt of certain stock options granted by the Company); (ii) Mr. Dean Willard, filed two Form 4 late (with respect to disposal of certain Common Stock and the receipt of certain stock options granted by the Company); and (iii) Messrs. Fred Gibson, John Gibson, Keith Rooker, Berlyn Miller, Jan Loeb, Norval Pohl, and Ms. Jane Williams each filed one Form 4 late (with respect to the receipt of certain stock options granted by the Company). In addition, Ms. Linda Ferguson failed to timely file one Form 3 (with respect to her appointment as Corporate Secretary and

Vice President of Administration) and one Form 4 (with respect to the receipt of certain stock options granted by the Company); and Mr. Heubner failed to timely file one Form 3 (with respect to his appointment as Vice President—Ampac-ISP Operations) and one Form 4 (with respect to the receipt of certain stock options granted by the Company).
EXECUTIVE COMPENSATION AND OTHER INFORMATION
Summary of Cash and Certain Other Compensation
     The following table sets forth, for the fiscal years ended September 30, 2005, 2004 and 2003, the aggregate compensation paid or accrued with respect to the Company’s Chief Executive Officer who served in such capacity at any time during fiscal year 2005 and the four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers as of September 30, 2005 (together, the “Named Executive Officers”), based upon salary and bonus earned by such executive officers and individuals in fiscal year 2005.

						Long-Term
						Compensation
			Annual Compensation			Awards
Name and	Fiscal	Salary		Other Annual		Securities Underlying
Principal Position	Year	($)(1)	Bonus ($)	Compensation ($)		Options (#)
John R. Gibson (2)	2005	413,000	—	—		50,000
Chairman of the Board, Chief	2004	406,000	—	—		—
Executive Officer and President	2003	402,000	—	—		50,000

Seth L. Van Voorhees	2005	297,000	80,000(4)	48,000	(5)	40,000
Vice President, Chief	2004	172,000	—	—		—
Financial Officer and Treasurer	2003	—	—	—		—

Linda G. Ferguson (2) Vice President –	2005	146,000	—	—		20,000
Administration, and Secretary	2004	143,000	—	—		—
	2003	141,000	—	—		5,000

Robert Huebner	2005	144,000	—	—		15,000
Vice President – Ampac-ISP	2004	—	—	—		—
Operations	2003	—	—	—		—

(1)	The Company provides an automobile benefit for certain of its officers. After reasonable inquiry, the Company has concluded that the aggregate amount of such compensation for any Named Executive Officer does not exceed the lesser of $50,000 or 10 percent of the total of annual salary and bonus reported for the Named Executive Officer.

(2)	The cash compensation reported for Mr. John R. Gibson does not include compensation paid to Mr. Gibson’s sister, Ms. Linda G. Ferguson, the Company’s Vice President-Administration, or to Mr. Gibson’s son, Jeff Gibson, who is employed in an operating division of the Company.

(3)	The cash compensation reported for Ms. Linda G. Ferguson does not include compensation paid to Ms. Ferguson’s brother, Mr. John R. Gibson, the Company’s Chairman, CEO and President, or to Ms. Ferguson’s nephew, Jeff Gibson, who is employed in an operating division of the Company.

(4)	The bonus reported for Dr. Seth L. Van Voorhees represents compensation for completing the acquisition of the company’s ISP acquisition.

(5)	The other annual compensation reported represents (i) payment of commuting (i.e. air travel expenses on commercial aircrafts) and related lodging expenses for Dr. Seth L. Van Voorhees of $44,200 for fiscal year 2005 and (ii) payments made on behalf of Dr. Van Voorhees of $3,800 for taxes payable as a result of this Company-paid commuting and related lodging expenses.

Employment and Severance Agreements
     Mr. John R. Gibson is employed under an employment agreement that was amended effective January 1, 2002, as the Chairman of the Board, President and Chief Executive Officer. This employment agreement provides for an initial term until December 31, 2004, which term shall automatically extend, in the absence of notice to the contrary, from year to year for a total three-year period, to and including the year in which Mr. Gibson attains the age of 70. Notwithstanding the above, this employment contract shall end on December 31 of the year in which Mr. Gibson attains age 70. Pursuant to this employment agreement, Mr. Gibson is paid a base salary as determined by the compensation committee of the Board from time to time. This base salary is subject to review by the compensation committee of the Board on or about June 1 of each calendar year. Furthermore, Mr. Gibson shall be eligible to participate in the Company’s benefit plans and to receive perquisites of employment at least equal to those provided to other Company officers.
     This employment agreement is automatically terminated upon the death of Mr. Gibson and may be terminated by the Company if, in the sole opinion of the Company, Mr. Gibson shall be prevented from properly performing his duties under the employment agreement by reason of any physical or mental incapacity for a period of more than 90 days in the aggregate in any twelve-month period. Furthermore, the Company may terminate Mr. Gibson’s employment agreement at any time upon giving 30 days’ prior written notice to Mr. Gibson if termination is without cause, or without prior notice if termination is for cause (as defined in the employment agreement). Mr. Gibson may also terminate the employment agreement at any time upon providing 30 days’ written notice to the Company if termination is without good reason, or upon giving 90 days’ prior written notice to the Company within 60 days of the event giving rise to the good reason for termination, with an opportunity for the Company to remedy the situation, if termination is with good reason (as defined in the employment agreement).
     In the event the Company terminates Mr. Gibson’s employment agreement without cause, or elects to cease the automatic renewal of Mr. Gibson’s employment contract pursuant to its terms, or if Mr. Gibson terminates the employment agreement for good reason, Mr. Gibson will be entitled to receive severance payments in the form of salary continuation for three years (“Gibson Severance Period”), payable on the Company’s normal payroll schedule. During the Gibson Severance Period, Mr. Gibson will also continue to receive perquisites of employment that he would have received had he remained employed as the Company’s Chairman of the Board, President and Chief Executive Officer. The Company shall also provide Mr. Gibson and his covered dependents, if any, with continuing health insurance coverage throughout the Gibson Severance Period and upon conclusion of such period, Mr. Gibson is eligible to elect to convert his health insurance benefits under COBRA for a period of up to 18 months. In addition, all shares of stock and all unexercised options granted to Mr. Gibson that are unvested shall become fully vested and exercisable.
     In the event that the Company engages in a sale of all or substantially all of its assets, any other corporate transaction that results in a change of control, or pays out cash dividends that, in the aggregate with all other dividends paid in any twelve-month period, is greater than the combined earnings of the Company for the Company’s two fiscal years prior to such dividend payment date (a “Corporate Transaction”), Mr. Gibson will be entitled to elect to terminate the employment agreement, and to receive the severance benefits described in the previous paragraph (the “Gibson Corporate Transaction Severance”), whether or not Mr. Gibson was terminated in connection with the Corporate Transaction. In addition, if the Gibson Corporate Transaction Severance would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, then Mr. Gibson will be entitled to an additional gross-up payment such that the after tax amount of such gross-up payment shall equal the excise tax.
     Mr. Gibson’s employment agreement also restricts him from competing with the Company under certain circumstances during his employment with the Company and for the Gibson Severance Period, if he is to receive the corresponding severance, or for a period of two years after termination of employment.
     Mr. Seth L. Van Voorhees is employed under an employment agreement with the Company, effective as of December 1, 2005. Pursuant to this employment agreement, Mr. Van Voorhees is employed as the Company’s Vice President and Chief Financial Officer. The employment agreement has an initial term until October 1, 2008, and shall automatically extend every year for a total three-year period, unless either party notifies the other in writing to the contrary at least 30 days’ prior to the applicable October anniversary date that it, or he, does not want the term to so extend. Mr. Van Voorhees has an initial base salary of $296,800 per annum. This base salary is subject to review by the Company’s Compensation Committee of the Board of Directors on or about June 1 of each calendar year. Furthermore, Mr. Van Voorhees shall be eligible to participate in the Company’s benefit plans and to receive perquisites of employment at least equal to those provided to other Company officers.
     The Company may terminate Mr. Van Voorhees’ employment agreement at any time upon giving 30 days’ prior written notice to Mr. Van Voorhees if termination is without cause, or without prior notice if termination is for cause (as defined in the employment agreement). Mr. Van Voorhees may also terminate the employment agreement at any time upon providing 30 days written notice to the Company if termination is without good reason, or upon giving 90 days’ prior written notice to the Company with an opportunity for the Company to remedy the situation, if termination is with good reason (as defined in the employment agreement). In addition, Mr. Van Voorhees may terminate the employment agreement upon giving 90 days’ prior written notice if another individual, other than Mr. Van Voorhees, succeeds the current incumbent as President and Chief Executive Officer of the Company (“Change in Leadership Termination”).
     In the event the Company terminates Mr. Van Voorhees’ employment agreement without cause or if Mr. Van Voorhees terminates the employment agreement for good reason, Mr. Van Voorhees will be entitled to receive severance payments in the form of salary continuation for three years (“Van Voorhees Severance Period”), payable on the Company’s normal payroll schedule. In addition, all shares of stock and all unexercised options granted to Mr. Van Voorhees that are unvested shall become fully vested and exercisable. If a Change in Leadership Termination occurs, Mr. Van Voorhees will be entitled to the larger of (i) Corporate Transaction Severance (defined below) or (ii) the product of $400,000 times the number of full years of Mr. Van Voorhees’ employment with the Company, up to a maximum payment of $1,200,000.
     In the event that the Company engages in a Corporate Transaction, Mr. Van Voorhees will be entitled to elect to terminate the employment agreement, and to receive payments in the form of salary continuation for three years, payable on the Company’s normal payroll schedule and all shares of stock and all unexercised options granted to Mr. Van Voorhees that are unvested shall become fully vested and exercisable (“Van Voorhees Corporate Transaction Severance”), whether or not Mr. Van Voorhees was terminated in connection with the Corporate Transaction. In addition, if the Van Voorhees Corporate Transaction Severance paid to Mr. Van Voorhees would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, then Mr. Van Voorhees will be entitled to an additional gross-up payment such that the after tax amount of such gross-up payment shall equal the excise tax.
     Mr. Van Voorhees’ employment agreement also restricts him from competing with the Company under certain circumstances during his employment with the Company and for the Van Voorhees Severance Period, if he is to receive the corresponding severance, or for a period of two years after termination of employment.

Stock Options
     The following table sets forth information with respect to stock options and warrants granted to the Named Executive Officers in fiscal year 2005:
Option Grants in Last Fiscal Year

	Number of	% of Total		Market		Potential Realized Value
	Securities	Options		Price on		at Assumed Annual Rates of
	Underlying	Granted to Employees	Exercise	Date of		Stock Price Appreciation
	Options	in Fiscal	Price	Grant	Expiration	for Option Term (1)
Name	Granted (#)	Year	($/Sh)	($/Sh)	Date	5% ($)	10% ($)	0% ($)
John R. Gibson (2)	50,000	0.7%	$6.34	$6.34	09/13/2015	$199,000	$505,000	$0
Seth L. Van Voorhees (3)	40,000	0.6%	$6.34	$6.34	09/13/2015	$159,000	$404,000	$0
Robert Huebner (4)	15,000	0.2%	$6.34	$6.34	09/13/2015	$60,000	$152,000	$0
Linda G. Ferguson (5)	20,000	0.3%	$6.34	$6.34	09/13/2015	$80,000	$202,000	$0

(1)	Potential realizable value is based on the assumption that the price of the Common Stock appreciates at the rates shown, compounded annually, from the date of grant until the end of the option term. The values are calculated in accordance with rules promulgated by the Securities and Exchange Commission and do not reflect the Company’s estimate of future stock price appreciation.

(2)	On September 13, 2005, Mr. Gibson was granted options to purchase 50,000 shares of Common Stock. The options are exercisable into one share of Common Stock per option, have an exercise price of $6.34 per share, a term of 10 years and are exercisable 50% immediately and 50% on the first anniversary of the date of grant.

(3)	On September 13, 2005, Mr. Van Voorhees was granted options to purchase 40,000 shares of Common Stock. The options are exercisable into one share of Common Stock per option, have an exercise price of $6.34 per share, a term of 10 years and are exercisable 50% immediately and 50% on the first anniversary of the date of grant.

(4)	On September 13, 2005, Mr. Huebner was granted options to purchase 15,000 shares of Common Stock. The options are exercisable into one share of Common Stock per option, have an exercise price of $6.34 per share, a term of 10 years and are exercisable 50% immediately and 50% on the first anniversary of the date of grant.

(5)	On September 13, 2005, Ms. Ferguson was granted options to purchase 20,000 shares of Common Stock. The options are exercisable into one share of Common Stock per option, have an exercise price of $6.34 per share, a term of 10 years and are exercisable 50% immediately and 50% on the first anniversary of the date of grant.

     The following tables provide information with respect to the Named Executive Officers concerning options exercised during the Company’s fiscal year ended September 30, 2005, unexercised options held as of September 30, 2005, and the Company’s equity compensation plans as of September 30, 2005. During the fiscal year ended September 30, 2005, options to acquire 182,500 shares of Common Stock were issued to Employees of the Company under the Company’s 2001 Stock Option Plan, and options to acquire 105,000 shares of Common Stock were issued to Directors of the Company under the 2002 Directors Stock Option Plan.
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

Number of Securities
			Underlying	Value of Unexercised
			Unexercised Options at	In-the-Money
			Fiscal	Options at Fiscal
			Year-End	Year-End(1)
			(#)	($)
	Shares Acquired on		Exercisable /	Exercisable /
Name	Exercise (#)	Value Realized ($)	Unexercisable	Unexercisable

John R. Gibson	—	—	75,000 / 25,000	0 / 0
Seth L. Van Voorhees	—	—	20,000 / 20,000	0 / 0
Robert Huebner	—	—	7,500 / 7,500	0 / 0
Linda G. Ferguson	—	—	20,000 / 10,000	5,230 / 0

(1)	On September 30, 2005, the closing price of the Company’s Common Stock on the Nasdaq Stock Market® was $5.916 per share.
Retirement Benefits
     Under the Company’s defined benefit pension plan, eligible employees, including employees who are Directors and executive officers, are entitled to receive a pension benefit based upon their years of service and their “average compensation.” The term “average compensation” is defined to be the average of the employee’s earnings for the sixty consecutive months of employment during which the employee’s compensation was the highest, subject to applicable limitations provided by law. Effective January 1, 1994, the applicable limitation on compensation was $150,000 subject to adjustment for inflation in future years. During the calendar year 2005, the $150,000 figure, adjusted for inflation, amounted to $210,000. The annual retirement benefit provided under the plan is two percent of each employee’s “average compensation,” plus 0.65 percent of each employee’s “average compensation” in excess of the applicable covered compensation, for each year of service, up to 20. The covered compensation is derived from the 1988 social security tables and depends upon each individual’s year of birth. The maximum benefit under the defined benefit pension plan is limited to the lesser of 100 percent of average compensation or the sum of $90,000, as adjusted for inflation. Legislation that became effective on January 1, 2002 increased this figure to $160,000, subject to adjustment for inflation in future years. During calendar year 2005, the $160,000 figure, adjusted for inflation, amounted to $170,000. Employees become vested in their pension benefits as they complete years of service in the employ of the Company or its subsidiary corporations, and are fully vested after seven years of service with the Company and its subsidiary corporations.
     The following table presents the noncontributory annual benefits payable for life under the Company’s pension plan to employees, assuming normal retirement at age 65 during the Company’s current fiscal year under a single life annuity. The amounts shown below represent the application of the pension plan formula to the amounts of compensation and years of service shown. The amounts shown below do not include social security benefits upon retirement. Nor does the Company’s pension plan give credit for years of service in excess of 20. Benefits payable under the pension plan must be in compliance with the applicable guidelines or maximums prescribed in the Employee Retirement Income Security Act of 1974, as currently stated or as adjusted from time to time. The amounts shown below do not anticipate future changes in salary levels or inflation. All benefits shown are for an employee born in 1940 (age 65 in 2005). Benefits for employees born later may be lower.
PENSION PLAN TABLE

	Years of Service
Average Compensation	15	20	25
$125,000	$46,353	$61,804	$61,804
150,000	56,291	75,054	75,054
175,000	66,228	88,304	88,304
200,000	76,166	101,554	101,554

     The credited years of service under the pension plan as of September 30, 2005 for each of the Company’s Named Executive Officers is as follows: John R. Gibson, 14 years, Seth L. Van Voorhees, 2 years, and Linda G. Ferguson, 20 years. Robert Huebner is not a participant in the pension plan.
     John R. Gibson also participates in the American Pacific Corporation Supplemental Executive Retirement Plan (the “SERP”). The SERP provides total annual retirement benefits, including annual retirement benefits provided under the Company’s defined benefit pension plan, equal to 60 percent of average compensation. The SERP defines average compensation as the average of the employee’s earnings for the three consecutive years of employment during which the employee’s compensation was the highest. Vesting in the SERP occurs over a 10-year period subject to meeting certain age plus years of service requirements. As of September 30, 2005, and assuming ten years of service and meeting the age plus years of service requirements, annual benefits payable in the form of a single life annuity under the SERP at the age of 68 were approximately $175,000 to Mr. Gibson. At September 30, 2005, Mr. Gibson was 100 percent vested in the above annual SERP benefits.
     The SERP benefits referred to above are in addition to the annual benefits currently accrued under the pension plan and do not anticipate future changes in salary levels or inflation.
REPORT OF THE CORPORATE GOVERNANCE COMMITTEE REGARDING EXECUTIVE COMPENSATION
Executive Compensation Principles
     The Company’s executive compensation is based upon guiding principles designed to align executive compensation with the values, objectives, and business and financial performance of the Company, and to motivate the Company’s officers and key employees to achieve the Company’s goals of providing the Company’s stockholders with a competitive return on their investments, while at the same time providing the Company’s customers with quality products. Toward that end, the Company’s executive compensation is designed to attract and retain highly qualified individuals who are capable of making significant contributions to the long-term success of the Company; promote a performance-oriented environment that encourages Company and individual achievement; reward executive officers for long-term strategic management and the enhancement of stockholder value; and provide levels of total compensation that are competitive with those provided by other companies with which the Company may compete for executive talent.
Executive Compensation
     The Company’s executive compensation consists of both cash, equity-based compensation and other benefits. The Corporate Governance Committee of the Board of Directors is responsible for establishing and administering the policies that govern both cash, equity-based compensation and other benefits. The Corporate Governance Committee is responsible for reviewing the Company’s executive compensation on at least an annual basis to ensure conformance to the Company’s executive compensation principles. Annual base salary increases reflect an individual’s performance and contribution to the Company over several years.
     Cash Compensation. The base salaries of the Company’s executive officers were established by the Corporate Governance Committee after considering rates of compensation then being paid by the Company, as well as salary trends, overall performance and compensation levels for comparable positions in the industry. Salary levels were also influenced by the Company’s continuing focus on cost containment. The Company does not currently have a corporate-wide annual bonus plan, it does, however, have a bonus plan established for its in-space propulsion business, which is applicable to Robert Huebner. Except as provided in the Company’s 2001 Stock Option Plan the Company has not established a policy with regard to Section 162(m) of the Internal Revenue Code of 1986, as amended, because the Company has not paid, and does not currently anticipate paying, compensation in excess of $1 million per annum to any employee.
     Equity Based Compensation. The Company’s stock option plans are designed to advance the long-term interests of the Company by aligning the long-term interests of the Company’s executive officers with those of the Company’s stockholders by providing executive officers with an opportunity to build a meaningful equity position in the Company. The Board of Directors or a committee thereof has in the past made grants of stock options to its executive officers. The Corporate Governance Committee may recommend additional grants of stock options in the future. No outstanding stock options were re-priced or modified during the Company’s fiscal year ended September 30, 2005.
     Other Benefits. The Company provides various employee benefit programs to its executive officers, including medical life insurance benefits, retirement benefits, including the Company’s Defined Benefit Pension Plan and the Supplemental Executive Retirement Plan. Except for the Supplemental Executive Retirement Plan, which is designed to provide certain retirement benefits described on page 19, and a few non-material perquisites provided to executive officers, including an auto allowance, these benefit programs are generally available to all employees of the Company.
     Compensation of Chief Executive Officer. Mr. John R. Gibson was the Company’s Chief Executive Officer for the fiscal year 2005. Mr. Gibson received $413,000 cash compensation and grants of options to purchase 50,000 shares of Common Stock at an exercise price of $6.34. The Corporate Governance Committee determined the Chief Executive Officer’s compensation after considering the same factors used to determine the compensation of other executive officers. In determining the cash compensation for Mr. Gibson, the Corporate Governance Committee evaluated his performance by considering the Company’s financial and operating performance for the prior fiscal year as well as the leadership of Mr. Gibson, his ability to foster and maintain a strong, positive and high-integrity culture, and his continued ability to contain cost and develop and implement strategies to enhance stockholder value over the long term. The Corporate Governance Committee also considered the personal performance of Mr. Gibson in a number of additional areas, including growth, innovation, productivity improvement, new ventures, organizational development, diversity and customer and stockholder relations.
     Summary. It is the opinion of the Corporate Governance Committee that the executive compensation policies and programs in effect for the Company’s executive officers provide an appropriate level of total remuneration that properly aligns the Company’s performance and interests of the Company’s stockholders with competitive executive compensation in a balanced and reasonable manner.

CORPORATE GOVERNANCE COMMITTEE Berlyn D. Miller, Chairman Jan H. Loeb Norval F. Pohl Dean M. Willard Jane L. Williams

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
     The Directors who served on the Corporate Governance Committee during the fiscal year ended September 30, 2005 were Berlyn D. Miller, Chairman, Jan H. Loeb, Norval F. Pohl, Dean M. Willard and Jane L. Williams. No member of the Corporate Governance Committee was an officer or employee of the Company or any of its subsidiaries during fiscal year 2005, nor was any member formerly an officer of the Company or any of its subsidiaries. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Corporate Governance Committee of the Company.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Indebtedness of Directors and Executive Officers
     In 1994, the Company loaned an aggregate of $553,000 to Fred D. Gibson, Jr., then the Company’s Chairman, President and Chief Executive Officer. Mr. Gibson’s loan was evidenced by an unsecured promissory note that bears interest at the prime rate and is payable on demand. As of September 30, 2004, the balance owed by Mr. Gibson under the promissory note, including accrued interest, was $40,091. This loan was subsequently paid in full on June 1, 2005 by Mr. Gibson.
Transactions with Management and Others
     As discussed above, Mr. Fred D. Gibson, Jr., serves as a consultant to the Company on an “as requested” basis. Payments made to Mr. Fred D. Gibson, Jr., including expense reimbursements for consulting services, were $71,000 during the fiscal year ended September 30, 2005. In addition, Mr. Rooker is a partner at the law firm Rooker Mohrman Rawlins & Bailey LLP which provided legal services to the Company in its fiscal year 2005. These legal services are billed to the Company at the firm’s customary rate and such fees paid to the law firm does not exceed 5% of the law firm’s gross revenues for the 12 months ended September 30, 2005.
     The Company is the General Partner of Gibson Business Park Associates 1986-1, a Nevada limited partnership (the “Limited Partnership”). The Company owns a 70 percent interest in the capital and profits of the Limited Partnership. The remaining 30 percent is owned as follows: ten percent by Fred D. Gibson, Jr., ten percent by C. Keith Rooker, five percent by the estate of the late Audrey B. Gibson (the wife of deceased former officer and Director of the Company, James I. Gibson, and sister-in-law to Fred D. Gibson, Jr. and John R. Gibson), two percent by James B. Gibson (a nephew of Fred D. Gibson, Jr. and John R. Gibson and former Associate General Counsel of the Company), and three percent by other former Directors of the Company.
     On July 31, 1990, the Company entered into a lease agreement with 3770 Hughes Parkway Associates Limited Partnership, a Nevada limited partnership (“Hughes Parkway”), pursuant to which the Company leased the third floor of a three-story building owned by Hughes Parkway. In March 2001, the lease was extended for an additional five-year period. The Company presently sublets approximately one-third of the total leased space. Hughes Parkway is a limited partnership of which Crescent Real Estate Equities Limited Partnership (“Crescent Real Estate Equities”), a Delaware limited partnership, is the general partner, and of which the Limited Partnership is the sole limited partner, owning a 33 percent interest in Hughes Parkway.
     The Limited Partnership purchased its interest in Hughes Parkway in July 1990, by paying the sum of $1,040,490 in cash. The Company contributed 70 percent of this amount and, accordingly, acquired a 70 percent interest in the Limited Partnership. The remaining 30 percent was contributed by the aforementioned limited partners in the Limited Partnership. The partnership agreement for Hughes Parkway provides that if the lease agreement between the Company and Hughes Parkway should be terminated due to a default by the Company, Crescent Real Estate Equities can purchase the interest of the Limited Partnership in Hughes Parkway at a discount of as much as 25 percent. The Company has agreed to indemnify the Limited Partnership on account of any financial loss it may suffer as a result of this provision. The lease agreement and participation in the Hughes Parkway transaction were approved by the members of the Board of Directors who are not limited partners in the Limited Partnership or related parties.
     In October 2005, the Limited Partnership sold its interest in Hughes Parkway, which resulted in a net cash distribution to the Company and the other partners of the Limited Partnership. Concurrent with the sale of the Limited Partnership’s interest in Hughes Parkway, the Company renewed its lease with Hughes Parkway through February 2009.
PERFORMANCE GRAPH
     The following graph shows a five-year comparison of cumulative total returns for the Company’s Common Stock, the Wilshire 5000 Index, the S & P SmallCap 600 Index and the S & P Specialty Chemicals Index.

REPORT OF THE AUDIT COMMITTEE
     In accordance with its written charter adopted by the Board of Directors (the “Board”), the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee Charter was revised and updated pursuant to the Audit Committee’s annual review of its charter on January 10, 2006, and a copy of the amended and restated Audit Committee Charter is attached hereto as Appendix A. During fiscal 2005, the Committee met four times.
     The audit committee report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not incorporated by reference in any of our company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after this filing and irrespective of any general language to the contrary.
     In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Additionally, the Audit Committee must pre-approve all audit and non-audit services performed by the Company’s independent auditors. Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditors, Deloitte & Touche LLP, are responsible for auditing those financial statements. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and their functions are not intended to duplicate or to certify the activities of management and the independent auditors. Rather, we rely, without independent verification, on the information provided to us and on the representations made by management and the independent auditors. During fiscal 2005, the Committee met four times.
     The audit committee hereby reports as follows:
     We have reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended September 30, 2005.
     We have discussed with Deloitte & Touche LLP, the Company’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.
     We have received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, and have discussed with the auditors their independence.
     Based on the reviews and discussions referred to above, we recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2005 for filing with the Securities Exchange Commission.
     We have received and reviewed a report by Deloitte & Touche LLP regarding: (a) critical accounting policies and practices; (b) alternative treatment of financial information; and (c) other written communications between the Company’s independent auditor and the Company’s management.
     We have also considered whether the provision of services by Deloitte & Touche LLP, other than services related to the audit of the financial statements referred to above and the review of interim financial statements included in the Company’s quarterly reports on Form 10-Q for the most recent fiscal year, is compatible with maintaining the independence of Deloitte & Touche LLP.

     Submitted by the Audit Committee of the Board of Directors for the fiscal year ended September 30, 2005.

AUDIT COMMITTEE Norval F. Pohl, Chairman Jan H. Loeb Berlyn D. Miller Dean M. Willard Jane L. Williams

ITEM NO. 2 — APPROVAL OF THE AMERICAN PACIFIC CORPORATION
2006 STOCK INCENTIVE PLAN
     Under its existing stock options plans, the Company has authority to issue the remaining 19,000 shares subject to options under the 2001 Amended and Restated Stock Option Plan (the “2001 Plan”), and the remaining 25,000 shares subject to options under the 2002 Directors Stock Option Plan (the “2002 Director Plan”). Accordingly, the Board has unanimously approved for submission to a vote of the stockholders a proposal to adopt the American Pacific Corporation 2006 Stock Incentive Plan (the “2006 Plan”). The purpose of the 2006 Plan is to retain key employees, directors, consultants and advisors to the Company having experience and ability, to attract new employees, directors, advisors and consultants whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries. The Board believes that grants of options and other forms of equity participation may become an increasingly important means to retain and compensate employees, directors, advisors and consultants. If approved by the stockholders, a total of 750,000 shares of Common Stock will be initially reserved for issuance under the 2006 Plan, subject to adjustment in the event of a stock split, stock or other extraordinary dividend, or other similar change in the Common Stock or capital structure of the Company. Capitalized terms used but not defined in this Item No. 2 shall have the same meaning as in the 2006 Plan unless otherwise indicated.
     A general description of the principal terms of the 2006 Plan as proposed is set forth below. This description is qualified in its entirety by the terms of the 2006 Plan, a copy of which is attached to this Proxy Statement as Appendix C and is incorporated herein by reference.
General Description
     Purpose. The purpose of the 2006 Plan is to provide the Company’s employees, directors and consultants, whose present and potential contributions are important to the success of the Company, an incentive, through ownership of the Company’s Common Stock, to continue in service to the Company, and to help the Company compete effectively with other enterprises for the services of qualified individuals.
     Shares Reserved for Issuance under the 2006 Plan. If approved by the stockholders, a total of 750,000 shares of Common Stock will be reserved initially for issuance under the 2006 Plan, subject to adjustment in the event of a stock split, stock or other extraordinary dividend, or other similar change in the Common Stock or capital structure of the Company. The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 150,000 shares. In addition, in connection with a participant’s commencement of continuous service, a participant may be granted options and stock appreciation rights for up to an additional 75,000 shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately by the Administrator in connection with any change in the Company’s capitalization due to a stock split, stock dividend or similar event affecting the Common Stock of the Company and its determination shall be final, binding and conclusive. For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 150,000 shares.
     Administration. The 2006 Plan is administered, with respect to grants to employees, directors, officers, and consultants, by the plan administrator (the “Administrator”), defined as the Board or one or more committees designated by the Board. The 2006 Plan will be initially administered by the Corporate Governance Committee. With respect to grants to officers and directors, the committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and Section 162(m) of Code.

     Terms and Conditions of Awards. The 2006 Plan provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights and dividend equivalent rights (collectively referred to as “awards”). Stock options granted under the 2006 Plan may be either incentive stock options under the provisions of Section 422 of the Code, or nonqualified stock options. Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to employees, directors and consultants. To the extent that the aggregate fair market value of shares of the Company’s Common Stock subject to options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as nonqualified stock options. Under the 2006 Plan, awards may be granted to such employees, directors or consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time. Each award granted under the 2006 Plan shall be designated in an award agreement.
     The Administrator may issue awards under the 2006 Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a related entity acquiring another entity, an interest in another entity or an additional interest in a related entity whether by merger, stock purchase, asset purchase or other form of transaction. Subject to applicable laws, the Administrator has the authority, in its discretion, to select employees, directors and consultants to whom awards may be granted from time to time, to determine whether and to what extent awards are granted, to determine the number of shares of the Company’s Common Stock or the amount of other consideration to be covered by each award (subject to the limitations set forth under the above sub-section of this Item 2 “—Shares Reserved for Issuance under the 2006 Plan”), to approve award agreements for use under the 2006 Plan, to determine the terms and conditions of any award (including the vesting schedule applicable to the award), to amend the terms of any outstanding award granted under the Plan, to construe and interpret the terms of the 2006 Plan and awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to take such other action not inconsistent with the terms of the 2006 Plan, as the Administrator deems appropriate.
     The term of any award granted under the 2006 Plan may not be for more than ten years (or five years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company), excluding any period for which the participant has elected to defer the receipt of the shares or cash issuable pursuant to the award.
     The 2006 Plan authorizes the Administrator to grant incentive stock options and non-qualified stock options at an exercise price not less than 100% of the fair market value of the Common Stock on the date the option is granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company). In the case of stock appreciation rights, the base appreciation amount shall not be less than 100% of the fair market value of the Common Stock on the date of grant. In the case of awards intended to qualify as performance-based compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the fair market value per share on the date of grant. In the case of all other awards granted under the 2006 Plan, the exercise or purchase price shall be determined by the Administrator. The exercise or purchase price is generally payable in cash, check, shares of Common Stock or with respect to options, payment through a broker-dealer sale and remittance procedure.
     The 2006 Plan provides that any amendment that would adversely affect the grantee’s rights under an outstanding awards shall not be made without the grantee’s written consent, provided, however, that an amendment or modification that may cause an incentive stock option to become a non-qualified stock option shall not be treated as adversely affecting the rights of the grantee. The 2006 Plan also provides that stockholder approval is required in order to (i) reduce the exercise price of any option awarded under the 2006 Plan or (ii) cancel any option awarded under the 2006 Plan in exchange for another award at a time when the option’s exercise price exceeds the fair market value of the underlying shares unless the cancellation and exchange occurs in connection with a Corporate Transaction.

     Under the 2006 Plan, the Administrator may establish one or more programs under the 2006 Plan to permit selected grantees the opportunity to elect to defer receipt of consideration payable under an award. The Administrator also may establish under the 2006 Plan separate programs for the grant of particular forms of awards to one or more classes of grantees.
     Termination of Service. An award may not be exercised after the termination date of such award as set forth in the award agreement. In the event a participant in the 2006 Plan terminates continuous service with the Company, an award may be exercised only to the extent provided in the award agreement. Where an award agreement permits a participant to exercise an award following termination of service, the award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the award, whichever comes first. Any award designated as an incentive stock option, to the extent not exercised within the time permitted by law for the exercise of incentive stock options following the termination of employment, shall convert automatically to a nonqualified stock option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the award agreement.
     Transferability of Awards. Under the 2006 Plan, incentive stock options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the participant only by the participant. Other awards shall be transferable only by will or by the laws of descent or distribution and to the extent provided in the award agreement. The 2006 Plan permits the designation of beneficiaries by holders of awards, including incentive stock options.
     Section 162(m) of the Code. The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 150,000 shares. In addition, in connection with a participant’s commencement of continuous service, a participant may be granted options and stock appreciation rights for up to an additional 75,000 shares which shall not count against the limit set forth in the previous sentence. Under Code Section 162(m) no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company’s chief executive officer and the four other most highly compensated officers of the Company. An exception to this rule applies to compensation that is paid pursuant to a stock incentive plan approved by stockholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options or stock appreciation rights granted under such a plan and with an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the limitation contained in the 2006 Plan, if any option or stock appreciation right is canceled, the cancelled award shall continue to count against the maximum number of shares of Common Stock with respect to which an award may be granted to a participant.
     For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 150,000 shares. In addition, in order for restricted stock and restricted stock units to qualify as performance-based compensation under Section 162(m), the Administrator must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which the award relates and while the achievement of the performance goal is still substantially uncertain. Furthermore, the performance goal must be stated in terms of an objective formula or standard. The 2006 Plan includes the following performance criteria that may be considered by the Administrator when granting performance-based awards: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation and (xvi) economic value added (xvii) market share.

     Change in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by outstanding awards, the number of shares of Common Stock that have been authorized for issuance under the 2006 Plan, the exercise or purchase price of each outstanding award, the maximum number of shares of Common Stock that may be granted subject to awards to any participant in a calendar year, and the like, shall be proportionally adjusted by the Administrator in the event of (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, stock dividend, combination or reclassification or similar event affecting the Common Stock of the Company, (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete), distribution of cash or other assets to stockholders other than a normal cash dividend, or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.
     Corporate Transaction. Effective upon the consummation of a Corporate Transaction (as defined in the 2006 Plan), all outstanding awards shall terminate. However, all such awards shall not terminate to the extent the contractual obligations represented by the awards are assumed by the successor entity. The Administrator has the authority to provide for the full or partial automatic vesting and exercisability for all of the shares at the time represented by the awards and the release from restrictions on transfer and repurchase or forfeiture rights of such awards, before or at the time of a Corporate Transaction.
     Change in Control. The Administrator has the authority to provide for the full or partial automatic vesting and exercisability for all of the shares at the time represented by the awards and the release from restrictions on transfer and repurchase or forfeiture rights of such awards, before or at the time of a Change in Control (as defined in the 2006 Plan).
     Amendment, Suspension or Termination of the 2006 Plan. The Board may at any time amend, suspend or terminate the 2006 Plan. The 2006 Plan will terminate ten years from the date of its approval by our stockholders, unless terminated earlier by the Board. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein, we shall obtain stockholder approval of any such amendment to the 2006 Plan in such a manner and to such a degree as is required.
Certain Federal Tax Consequences
     The following summary of the federal income tax consequences of the 2006 Plan and the awards granted thereunder is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss non-U.S., state or local tax consequences or guidance that may be issued by the Treasury Department under Section 409A of the Internal Revenue Code.
     Nonqualified Stock Options. The grant of a nonqualified stock option under the 2006 Plan will not result in any federal income tax consequences to the optionholder or to the Company. Upon exercise of a nonqualified stock option, the optionholder is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the optionholder, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the optionholder’s total compensation is deemed reasonable in amount. Any gain or loss on the optionholder’s subsequent disposition of the shares of Common Stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.
     In the event a nonqualified stock option is amended, such option may be considered deferred compensation and subject to the rules of new Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A, can result in an additional 20% tax obligation, plus penalties and interest. Currently how the additional tax and penalties and interest will be applied is unclear.
     Incentive Stock Options. The grant of an incentive stock option under the 2006 Plan will not result in any federal income tax consequences to the optionholder or to the Company. An optionholder recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the optionholder has held the shares of Common Stock. If the optionholder does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the optionholder will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.
     If the optionholder fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the optionholder, subject to possible limitations imposed by Section 162(m) of the Code and so long as the optionholder’s total compensation is deemed reasonable in amount.
     The “spread” under an incentive stock option — i.e., the difference between the fair market value of the shares at exercise and the exercise price — is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If an optionholder’s alternative minimum tax liability exceeds such optionholder’s regular income tax liability, the optionholder will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the optionholder must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.
     In the event an incentive stock option is amended, such option may be considered deferred compensation and subject to the rules of new Section 409A of the Code. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A, can result in an additional 20% tax obligation, plus penalties and interest. Currently how the additional tax and penalties and interest will be applied is unclear. In addition, the amendment of an incentive stock option may convert the option from an incentive stock option to a nonqualified stock option.
     Restricted Stock. The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.
     Recipients of restricted stock may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.
     Stock Appreciation Rights. Recipients of stock appreciation rights (“SARs”) generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.
     A SAR can be considered non-qualified deferred compensation and subject to the new Section 409A of the Code. A SAR that does not meet the requirements of Code Section 409A will result in an additional 20% tax obligation, plus penalties and interest to such recipient. Currently, how the additional tax, penalties and interest will be applied is unclear.
     Restricted Stock Units. Recipients of restricted stock units generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such conversion. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock units. Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.
     Restricted stock units also can be considered non-qualified deferred compensation and subject to the new Section 409A of the Code. A grant of restricted stock units that does not meet the requirements of Code Section 409A will result in an additional 20% tax obligation, plus penalties and interest to such recipient. Currently, how the additional tax, penalties and interest will be applied is unclear.
     Dividends and Dividend Equivalents. Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by a recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount.
New Plan Benefits
     As of the date of this Proxy Statement, no executive officer, employee or director, and no associate of any executive officer or director, has been granted any options under the 2006 Plan. The benefits to be received by the Company’s directors, executive officers and employees pursuant to the 2006 Plan are not determinable at this time.
Equity Compensation Plan Information
     The Company maintains the 2001 Plan and the 2002 Director Plan, pursuant to which it may grant equity awards to eligible persons. The shareholders of the Company have approved the 2001 Plan and the 2002 Director Plan.
     The following table sets forth the information indicated with respect to equity compensation plans of the Company as of September 30, 2005.
EQUITY COMPENSATION PLAN INFORMATION

	(a)	(b)	(c)
			Number of securities remaining
	Number of securities to	Weighted-average	available for future issuance
	be issued upon exercise	exercise price of	under equity compensation
	of outstanding options,	outstanding options	plans (excluding securities
Plan category	warrants and rights	warrants and rights	reflected in column(a))

Equity compensation plans (including directors) approved by security holders
2001 Plan	386,000		19,000
2002 Directors Plan	175,000		25,000

Total	561,000	$6.89	44,000

Total	561,000	$6.89	44,000

Vote Required
     The affirmative vote of holders of a majority of the voting power of the shares of Common Stock, present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the 2006 Plan.
Recommendation of the Board of Directors
     The Board recommends a vote “FOR” approval of the amendment to the 2006 Plan.

ITEM NO. 3 — RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC
ACCOUNTANTS
     The firm of Deloitte & Touche LLP served as the Company’s independent auditors for the fiscal year ended September 30, 2005. The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as the Company’s independent public accountants for the fiscal year ending September 30, 2006. For the fiscal year ending September 30, 2006, Deloitte & Touche LLP has been engaged by the Audit Committee to audit the Company’s annual financial statements, review the Company’s quarterly financial statements and audit the Company’s 401(k) and Defined Benefit Pension Plans. The Audit Committee approves all fees paid to Deloitte & Touche LLP prior to services being provided. Although the selection of auditors does not require ratification, the Board has directed that the appointment of Deloitte & Touche LLP be submitted to stockholders for ratification due to the significance of such appointment. If stockholders do not ratify the appointment of Deloitte & Touche LLP, the Board will consider the appointment of other certified public accountants.
     A representative of Deloitte & Touche LLP is expected to attend the Annual Meeting and to have the opportunity to make a statement if he so desires, and will be available to respond to appropriate questions from stockholders.
FEES PAID TO DELOITTE & TOUCHE LLP
     The following table shows the aggregate fees paid or accrued by the company for the audit and other services provided by Deloitte & Touche LLP for the fiscal years ended September 30:

	2005	2004
Audit Fees	$372,000	$313,000
Audit-Related Fees	45,000	30,000
Tax Fees	42,000	32,000
All Other Fees	—	3,000

Total	$459,000	$378,000

     Audit-Related fees represent fees for audits of the Company’s employee benefit plans. Tax fees relate to reviews of the Company’s federal and state income tax returns for the years ended September 30, 2005 and 2004, and tax planning services. Other fees in fiscal 2004 relate the Company’s former Gibson Ranch Limited Liability Company joint venture. The Audit Committee has considered whether the provision of the non-audit services listed as “All Other Fees” in the table is compatible with maintaining the independence of Deloitte & Touche LLP. As noted above, the Audit Committee approves all services to be provided by Deloitte & Touche LLP prior to services being provided (subject to the de minimis exception permitted by the Exchange Act). This duty shall be performed by the Chairman of the Audit Committee with any such pre-approval reported to the full Audit Committee at its next regularly scheduled meeting.
Vote Required
     The affirmative vote of holders of a majority of the voting power of the shares of Common Stock, present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment.
Recommendation of the Board of Directors
     The Board recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING AND DIRECTOR NOMINATIONS
     In accordance with Securities and Exchange Commission Rule 14(a)(8), if a stockholder wishes to have a proposal considered for inclusion in the Company’s 2007 Annual Meeting of Stockholders and accompanying proxy solicitation materials, the proposal must be stated in writing and must be filed with the Secretary of the Corporation on or before September 25, 2006. The Board of Directors will review any proposal that is received by that date and will determine whether it should be included in the Company’s 2007 Annual Meeting of Stockholders and proxy solicitation materials.
     The Company has adopted Bylaw provisions establishing procedures for stockholder proposals (other than those made pursuant to Rule 14(a)(8)) and for the nomination of Directors by stockholders, which, in the case of an annual stockholders’ meeting, require, among other things, notice by a stockholder to the Company not less than 70 days nor more than 90 days prior to the first anniversary of the prior year’s annual meeting (for the 2007 annual meeting, not later than December 27, 2006 nor earlier than December 7, 2006). A copy of these Bylaw provisions may be found on the Company’s website at www.apfc.com.
     Rule 14a-4(c)(1) promulgated under the Securities Exchange Act of 1934, as amended, governs the Company’s use of its discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the Company’s proxy statement. The rule provides that if the Company does not receive notice of the proposal at least 45 days prior to the first anniversary date of the date of mailing of the prior year’s proxy statement (or date specified in advance notice provisions), then the Company will be permitted to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. In accordance with the notice provisions described above, the Company will be permitted to use its discretionary voting authority as outlined above, with respect to the Company’s 2007 Annual Meeting of Stockholders, if the Company is not provided notice of a stockholder proposal, which has not been timely submitted for inclusion in the Company’s proxy statement, by December 27, 2006.
ANNUAL REPORT
     The Company will provide without charge to any stockholder of the Company, upon written request, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2005, as filed with the Securities and Exchange Commission.
OTHER BUSINESS
     As of the date of this proxy statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter for action at the Annual Meeting, other than as set forth herein and in the Notice of Annual Meeting. If any other matters properly come before the meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

By Order of the Board of Directors

Linda G. Ferguson, Secretary

Dated: January 23, 2006

APPENDIX A
AMERICAN PACIFIC CORPORATION
AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
(as adopted by the Board of Directors on January 10, 2006)
Purpose of the Audit Committee
     The Audit Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of American Pacific Corporation (the “Company”) established for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of its financial statements.
     The purposes of the Committee shall be to assist the Board in overseeing: (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, (iv) the performance of the Company’s independent auditor, (v) the Company’s compliance with legal and regulatory requirements in related party transaction, and (vi) the Company’s system of disclosure controls and system of internal financial, accounting and legal compliance controls. The Committee shall also provide an open avenue of communication among the independent auditors, financial and other senior management and the Board.
     The Committee shall oversee the Company’s accounting and financial reporting processes and the quality and integrity of its financial reports and other financial information provided by the Company to any non-tax governmental body.
     The Committee shall be solely responsible for the appointment, compensation and oversight of the Company’s independent auditors, and the independent auditors shall report directly to the Committee.
     The Committee shall serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and to engage, determine funding for, and obtain advice and assistance from independent counsel and other advisors as the Committee deems necessary to carry out its duties. The Company shall also provide funding for ordinary administrative expenses of the Committee that the Committee deems necessary or appropriate in carrying out its duties.
Composition and Membership Requirements
     Subject to the requirements of the listing standards and the bylaws of the Company, the Board shall appoint the Committee members at the first meeting of the Board following the Annual Meeting of Stockholders. The Chairman of the Board and any other director may provide for consideration by the Board a recommendation for the membership and chairman of the Audit Committee. Members of the Committee shall continue to be Committee members until their successors are appointed and qualified or until their earlier retirement, resignation or removal. Any member may be removed, with or without cause, by the approval of a majority of the independent directors then serving on the full Board. The Board may fill any vacancies on the Committee by a majority vote of the directors then in office.
     The Board shall designate the Committee’s Chairman. The Committee shall consist of at least three independent directors, each of whom shall satisfy the independence requirements of the Sarbanes-Oxley Act of 2002 and the regulations thereunder (the “Act”), the Securities and Exchange Commission (the “SEC”) and The Nasdaq Stock Market (“Nasdaq”). Without limiting the foregoing, each appointed director shall be independent of the management of the Company, both directly and indirectly, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her

Appendix A - pg. 1

independent judgment as a member of the Committee. No Committee member shall be an affiliated person of the Company or receive any compensation other than in his or her capacity as a member of the Committee, the Board of Directors or other Board committee, or as otherwise permitted by the listing standards and the SEC rules.
     The Committee members shall have working familiarity with basic finance and accounting practices and have the knowledge and experience required to fulfill their responsibilities, as specified by Nasdaq requirements. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in that individual’s financial sophistication, including being or having been a chief executive officer, a chief financial officer or other senior officer with financial oversight responsibilities and, therefore, shall qualify as a “financial expert,” as contemplated by the Act and SEC and Nasdaq rules. The identity of such member(s) shall be disclosed in periodic filings as required by the SEC.
     No director is eligible to serve on the Committee if he or she serves on more than three public company audit committees (including the Committee).
Committee Meetings
     1. Committee Meetings. The Committee shall meet as a committee at least quarterly, or more frequently as circumstances require, either in person or by telephone conference call. The Chairman shall prepare and/or approve an agenda in advance of each meeting. The agenda should be developed in consultation with management, other Committee members and independent auditors, and shall be consistent with this Charter. The Committee shall maintain minutes of meetings and report to the Board on significant results of its activities. The Committee may also act by unanimous written consent as the Committee may decide. The Chairman shall also be responsible for leadership of the Committee, including presiding over the meetings, making Committee assignments and reporting to the Board. The Chairman shall also maintain regular liaison with the Chief Executive Officer, Chief Financial Officer and the lead independent audit partner. If the Chairman is not present at any meeting, the members of the Committee may designate a Chairman by majority vote of the Committee members. Meetings should be scheduled to permit appropriate prior review and timely filing of the Company’s interim and year-end financial statements.
     2. Meetings with Independent Auditors. The Committee shall meet with the independent auditors prior to the commencement of the audit and to review the annual financial statements prior to their release and at such other times that the Chairman may deem necessary or appropriate for any reason, including at the request of the independent auditors. At the discretion of the Chairman, the principal accounting officers of the Company may be invited to attend the meetings of the Committee held with the independent auditors.
     3. Separate Meetings. Each regularly scheduled meeting may conclude with an executive session of the Committee, absent members of management, and on such terms and conditions as the Committee may elect. As part of its job to foster open communication, the Committee may meet periodically with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or either of these groups believe should be discussed privately.
     4. Availability. The Committee shall make itself available to meet with management of the Company to discuss any matters that it or management deems appropriate, and shall be available to the independent auditors during the year for consultation purposes.
     Committee Responsibilities and Duties

Appendix A - pg. 2

     The Committee shall assist the Board in fulfilling the Board’s oversight responsibilities with respect to financial reporting to stockholders and the SEC, the system of controls that management has established, and the external audit process, and report the results of its activities to the Board.
     The Committee’s role is one of oversight. The Company’s management is responsible for preparing the Company’s financial statements and for their accuracy, and the Company’s independent auditors are responsible for auditing those financial statements. While the Committee has certain authority and oversight responsibilities under this Charter, it is not the responsibility of the Committee to plan or conduct audits. In the absence of their reason to believe that such reliance is unwarranted, the Committee members may rely without independent verification on the information provided to them and on the representations made by the Company’s management and independent auditors.
     Additionally, the Committee recognizes that the Company’s management, as well as the Company’s independent auditors, have more time, knowledge and more detailed information concerning the Company than do any expert or special assurance as to the Company’s financial statements or any professional certification as to work of the Company’s independent auditors. In addition, auditing literature, particularly Statement of Auditing Standards NO. 100 (which superseded Statement of Auditing Standards NO. 71), defines the term “review” to include a particular set of required procedures to be undertaken by independent auditors. The Committee members are not independent auditors, and ther term “review” as applied to the Committee in this Charter is not intended to have that meanign and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements. Furthermore, the Committee’s authority and oversight responsibility do not assure that the audits of the Company’s financial statements have been carried out in accordance with generally accepted auditing standards.
     The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate:
     1. Review and Oversight Procedures.
          a. Review of Charter. The Committee shall review and reassess the adequacy of this Charter at least annually, propose changes to this Charter to the Board for its approval as necessary, and cause this Charter to be published at least triennially in accordance with SEC regulations.
          b. Review of Filings, Financial Statements and other Disclosures.
               (i) The Committee shall review with management (including the principal accounting officers of the Company) and the independent auditors, prior to release, the filings required to be made by the Company with the SEC on an annual and quarterly basis, as well as any other required interim reports, filings or documents that contain financial information about the Company. The Committee shall specifically review the results of the annual audit of the Company’s consolidated financial statements prior to the filing or distribution thereof, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” any appropriate matters regarding the clarity of the disclosures in such financial statements, accounting principles, practices and any other matters required to be communicated to the Committee by the independent auditors under Generally Accepted Auditing Standards. The Committee shall cause the independent auditors to conduct an Interim Financial Review in accordance with Statement of Auditing Standards NO. 100 on the quarterly financial statements of the Company prior to each filing of the Company’s Form 10-Q. The Committee shall recommend to the Board whether the financial statements should be included in the periodic filings of the Company.
               (ii) The Committee shall review: (a) material issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and material issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies;

Appendix A - pg. 3

(b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects on the financial statements of alternative methods pursuant to Generally Accepted Accounting Principles (“GAAP”); (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (d) the type and presentation of information to be included in earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as review of any financial information and earnings guidance provided to analysts and rating agencies.
               (iii) The Committee shall review analyses and significant findings by the independent auditors with respect to financial reporting issues and judgments made in connection therewith, including (a) any material difficulties or problems with any audit work, (b) any restrictions on the scope of the independent auditors’ activities or access to requested information, (c) any significant disagreements with management and the independent auditors and any accounting adjustments noted or proposed by the independent auditors, but not accepted by management, (d) any communications between the independent auditing team and the firm’s national office respecting material auditing or accounting issues presented by the engagement, (e) any management or internal control letter issues raised, or proposed to be raised, by the independent auditors to the Company, (f) all material correcting adjustments that have been identified by the auditor which are required to be disclosed in periodic filings, and (g) any major issue as to the adequacy of the Company’s internal controls and specific audit steps adopted in light of material control deficiencies. After completion of such review, the Committee shall make its recommendation to the Board. The Committee has the responsibility to resolve disagreements between management and the independent auditors regarding financial reporting.
          c. Committee Oversight of Accounting Personnel. The Committee shall meet from time to time with the principal accounting officers of the Company to review accounting policies followed, changes therein, accounting controls, and any issues that may be raised by the independent auditors. In conformity with the Company’s continuing policy, the accounting officers shall report to the Board upon submission of the annual and quarterly financial statements of the Company.
          d. Annual Performance Evaluation. The Committee shall perform an annual self-evaluation of its performance.
          e. Inquiring about Financial Risk. The Committee shall inquire of management, the Chief Financial Officer and/or the Controller and the Company’s independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks. The Committee shall discuss with management, the Chief Financial Officer and/or the Controller and the Company’s independent auditors about the Company’s systems and policies with respect to risk monitoring, assessment and management.
          f. Significant Transaction. The Committee shall inquire of management and the Company’s independent auditors about whether significant new transactions or other significant matters or events not in the ordinary course of business have occurred and their views of the accounting treatment given thereto.
          g. Accounting Policies. The Committee shall review and discuss with management and the Company’s independent auditors the accounting policies that may be viewed as critical, and review and dicuss any significant changes in the accounting policies of the Company and any potential changes in accounting, auditing, review and financial reporting standards and regulations promulgated by authoritative standard setting or regulatory bodies that may have a significant impact on the Companys’ financial reports. The Committee shall inquire of and consider the Company’s independent auditors’ views about management’s choices among alternative accounting principles and the quality, not just the acceptability, of the Company’s accounting principles as applied in its financial reporting.
          h. Material Off-Balance Sheet Transactions. The Committee shall review and discuss with management and the independent auditors any material off-balance sheet transactions,

Appendix A - pg. 4

arrangments, obligations (including contingent obligations) and other relationships of the Company with entities of which the Committee is made aware whose accounts are not consolidated in the financial statements of the Company and that may have a material current or future effect on the Company’s financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues or expenses.
          i. Meeting with Auditors without Management Members. The Committee shall meet separately with the independent auditors without any management member present before the release of the annual audited financial statements, and discuss (i) the adequacy of the Company’s system of internal accounting and financial controls; (ii) the appropriateness of the accounting principles used in and the judgments made in the preparation of the Company’s audited financial statements; (iii) the quality of the Company’s financial reports; and (iv) any audit problems or difficulties, and management’s response to such problems and difficulties.
     2. Independent Auditors.
          a. Committee Oversight of Independent Auditors. The Committee shall have the sole authority regarding, and shall be directly responsible for, the appointment, compensation, oversight, termination and replacement of, as well as funding for, the independent auditors for the purpose of preparing or issuing an audit report or related work, or any non-audit work, subject, if applicable, to stockholder ratification of the appointment of the auditor. The Committee shall have a clear understanding with management and the independent auditors that the independent auditors report directly to the Committee, as representatives of the Company’s stockholders.
          b. Auditors’ Independence. The Committee shall annually request from the auditors, a formal written statement delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard 1, including fees paid by the Company to the auditors, in accordance with the Act’s requirements; review with the auditors all relationships between the auditors and management of the Company that may impact the objectivity and independence of the auditor and take, or recommend that the full Board take, appropriate action to oversee the independence of the outside auditor. The Committee shall also approve the level of compensation of the auditor and determine, annually, whether such level of services and compensation affects auditor’s independence.
          c. Audit Plan. Prior to the commencement of the annual audit, the scope of the independent auditors’ examination and the planning therefor shall be presented to the Committee by the independent auditors. The Committee shall review the independent auditors’ plan and discuss scope, staffing, locations, reliance upon management and general audit approach. The Committee should be satisfied that the audit plan is sufficiently detailed and covers any significant areas of concern that the Committee may have.
          d. Pre-Approval of the Independent Auditors’ Services. The Committee shall review and pre-approve both audit and non-audit services to be provided by the independent auditor (other than with respect to the de minimis exceptions permitted by the Act). This duty shall be performed by the Committee Chairman with any such pre-approval reported to the Committee at its next regularly scheduled meeting. Approval of non-audit services shall be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.
          e. Independent Auditors’ Report on Practices. The independent auditors shall report promptly to the Committee (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information, ramifications of such treatment, and the treatment preferred by the auditors; and (c) all material written communications between the independent audit firm and Company management. The Committee shall also review any problems with management and any other matters required to be communicated to the Committee under Generally Accepted Auditing Standards or applicable rules under or of the Act, the SEC, Nasdaq, or other regulatory authorities. The independent auditors shall also report on recently issued and adopted accounting standards, the Company’s compliance therewith, and the effect of unusual or extraordinary transactions. The

Appendix A - pg. 5

independent auditors must discuss their judgments about the quality and content of the Company’s accounting principles with the Committee.
          f. Quality Control of the Independent Auditors. On an annual basis, the Committee shall obtain a report from the independent auditors describing (i) the independent auditors’ internal quality-control procedures, and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues. The Committee shall then present its conclusions with respect to the independent auditor to the full Board.
          g. Rotation of the Independent Auditors. The Committee shall annually (i) assess the qualifications, performance and independence of the auditors and the lead (or coordinating) audit partner (or other audit partner having primary responsibility for the audit); and (ii) take any actions necessary to ensure the rotation, not less than every five years, of the audit partner.
          h. Hiring Policies. The Committee shall confirm that the Company complied with the Act in the hiring of any employees or former employees of the independent auditors, after consultation with management.
     3. Legal Compliance.
          a. Legal Compliance. The Committee shall review with the Company’s counsel any legal matters that could have a significant impact on the Company’s financial statements, compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies, including corporate securities trading policies.
          b. Review of Disclosures by Officers. The Committee shall review disclosures made by the Company’s principal executive officer and principal financial officer regarding compliance with their certification obligations under the Act, including the Company’s disclosure controls and procedures and internal controls for financial reporting.
          c. Related Party Transactions. The Committee shall be responsible for reviewing and approving all related party transactions involving the Company and any director, executive officer, other employee, or family member thereof. The Committee shall review and discuss with management and the Company’s independent auditors any transactions or courses of dealing with related parties (e.g. including significant stockholders of the Company, directors, corporate officers or other members of senior management or their family members). In such review, the Committee may consider: (i) the financial accounting accorded the transaction(s) or course of action; (ii) whether the terms or other aspects differ from those that would likely be negotiated with independent parties; and (iii) whether the proposed disclosure of the transaction(s) or course of dealing, if any, is in accordance with generally accepted accounting principles. Upon completion of such review, the Audit Committee shall either approve or disapprove (with referral to the Company’s Board of Directors) each reviewed related party transaction(s) or course of action.
          d. Committee Review of Corporate Policies. The Committee shall review the Company’s policy entitled Standards of Business Conduct, the Company’s policy regarding expense accounts and vehicles (such as cars and airplanes), the general use of corporate assets and any other Company policies.
          e. Compliance with Conflicts of Interests Policy. The Committee shall, on behalf of the Board and stockholders of the Company, satisfy itself that the Company’s Standards of Business Conduct policy is strictly adhered to by its officers, directors and employees.
     4. Other Committee Activities.
Appendix A — pg. 6

          a. Earnings Releases. The Committee shall discuss earnings releases, prior to their release to the public, as well as financial information and earnings guidance provided to analysts and rating agencies.
          b. Complaint Procedures. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding the Company’s accounting, internal accounting controls and auditing matters and for the confidential, anonymous submissions by employees of the Company of concerns relating to questionable accounting or auditing matters. The chairperson of the Committee will, and may delegate any officer or employee of the Company to, maintain a log of all complaints, tracking their receipt, investigation and resolution, and shall prepare a periodic summary report thereof for the Audit Committee. Copies of complaints and such log will be maintained in accordance with the Company’s Document Retention Policy. Copies of all complaints will be provided to the Audit Committee upon request.
          c. Committee Reports. The Committee shall prepare reports to stockholders as required by the SEC ‘s proxy rules to be included in the Company’s annual proxy statement.
          d. Other. The Committee shall have the power and authority to perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.
Limitation
     Nothing in this Charter is intended to alter in any way the standard of conduct that applies to any of the directors of the Company under the Delaware General Corporation Law, as from time to time amended, and this Charter does not impose, nor shall it be interpreted to impose, any duty on any director greater than, or in addition to, the duties or standard established by the Delaware General Corporation Law.
Appendix A — pg. 7

APPENDIX B
AMERICAN PACIFIC CORPORATION
AMENDED AND RESTATED CORPORATE GOVERNANCE COMMITTEE CHARTER
(as adopted by the Board of Directors on January 10, 2006)
A. Purpose
     The primary objectives of the Corporate Governance Committee (the “Committee”) are to assist the Board of Directors (the “Board”) of American Pacific Corporation (the “Company”) by: (i) developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company; (ii) identifying, reviewing and evaluating individuals qualified to become Board members and recommending that the Board select director nominees for each annual meeting of the Company’s stockholders; (iii) discharging the Board’s responsibilities relating to the compensation of Company executives; and (iv) administering the Company’s stock option plans.
B. Organization
     The Committee shall consist entirely of independent directors, each of whom shall satisfy the applicable independence requirements of The Nasdaq Stock Market and any other regulatory requirements.
     Committee members shall be elected by the Board at a meeting of the Board; members shall serve until their successors shall be duly elected and qualified. The Board may, at any time, remove any member of the Committee and fill the vacancy created by such removal. The Committee’s chairperson shall be designated by a majority of independent directors, or the full Committee. The Chairman will report no less often than annually to the Board on the Committee’s activities.
     The Committee may form and delegate authority to subcommittees when appropriate.
C. Meetings
     The Committee will meet no less than one time per year. Special meetings may be convened as required. The Committee shall meet in executive session when appropriate. The chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting.
D. Responsibilities
     The Committee shall have the power and authority of the Board to perform the following duties and to fulfill the following responsibilities:
     General
     1. Develop principles of corporate governance and recommend them to the Board for its approval;
     2. Review periodically the principles of corporate governance approved by the Board to ensure that they remain relevant and are complied with;
Appendix B — pg. 1

     3. Review periodically the Certificate of Incorporation and By-Laws of the Company and recommend to the Board changes thereto in respect of good corporate governance;
     4. Have the authority to obtain advice and assistance from internal or external legal, accounting or other advisors in connection with the performance of its duties and responsibilities;
     5. Participate in developing major strategic and financial objectives including the Company’s strategic plan, annual budget and financial goals;
     6. Establish a target for director stock ownership;
     7. Work with the CEO to establish an annual schedule of agenda items and present this proposed schedule to the board for approval at its first meeting of the year. The chairman of the governance and nominating committee meets with the CEO as needed during the year to discuss a specific agenda for each board meeting.
     8. Take such other actions regarding the manner of governance of the Company, including the adoption of principles of corporate governance, or that are otherwise within the Committee’s scope of duties, from time to time that are in the best interests of the Company and its stockholders, as the Committee shall deem appropriate.
     9. Set forth the Company’s policy on Board members’ attendance at annual meeting.
     Board Composition and Evaluation
     10. Identify and evaluate nominees for directors, including nominees recommended by stockholders pursuant to Section 2.2 of the By-laws, and the process shall involve (with or without the assistance of a retained search firm) compiling names of potentially eligible candidates, vetting candidates’ qualifications, conducting background and reference checks, conducting interviews with candidates and/or others (as schedules permit), meeting to consider and recommend final candidates to the Board and, as appropriate, preparing and presenting to the Board an analysis with regard to particular, recommended candidates, and the Committee shall have the sole authority to retain and terminate any search firm used to identify candidates for the Board;
     11. Consider qualifications for Board membership, which qualification may include, among others, the highest personal and professional integrity, demonstrated exceptional ability and judgment, broad experience in business, finance, or administration, ability to serve the long-term interests of the Corporation’s stockholders, sufficient time to devote to the affairs of the Corporation, and contribution to the Corporation’s overall corporate goals;
     12. Make recommendations to the Board regarding overall Board composition and makeup, including having a majority of independent directors on the Board;
     13. Make recommendations to the Board regarding the composition and size of the Board, with the goal of ensuring that the Board has the proper expertise and its membership consists of persons with sufficiently diverse backgrounds;
     14. Make recommendations to the Board with regard to the criteria for selection of Board members;
     15. Make recommendation to the Board for approval, by a majority of independent directors, the director nominees for election or re-election at the annual meeting of the stockholders and for filling vacancies that may occur at other times;
Appendix B — pg. 2

     16. Assist the Board in planning for continuity on the Board as existing Board members retire or rotate off the Board;
     17. Review and recommend to the Board an appropriate course of action upon the resignation of current Board members;
     18. Conduct an annual Board evaluation;
     Director Compensation
     19. Design a director compensation package of a reasonable total value based on comparisons with similar firms and aligned with long-term shareholder interests;
     Board Committee Composition
     20. Periodically review the composition of each Board committee;
     21. Recommend to the Board persons to be members of Board committees;
     Executive Officer Succession
     22. Make recommendations to the Board with regard to a succession plan for the executive officers in case of resignation, retirement or death;
     Executive Officer Compensation
     23. Review and approve corporate goals relevant to the compensation of the executive officers, evaluate the executive officers’ performance in light of these goals and objectives, and approve and/or recommend to the Board for approval by a majority of independent directors, the compensation of all executive officers of the Company, including the Chief Executive Officer, and/or any management fees paid by the Company for executive services based on this evaluation;
     24. Develop an annual report, which describes the Chief Executive Officer’s compensation, other executive officers’ compensation and any management fees paid by the Company for executive services, for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations;
     25. Develop guidelines and review the compensation and performance of the executive officers of the Company, as well as any management fees paid by the Company for executive services, and approve and/or recommend to the Board for approval by a majority of independent directors, the compensation of all executive officers of the Company, including the Chief Executive Officer, and/or any management fees paid by the Company for executives services;
     26. Confirm that the Chief Executive Officer is not present when his/her compensation is deliberated;
     27. Make recommendations to the Board with respect to incentive-compensation plans and equity-based plans, and establish criteria for the granting of options in accordance with such criteria;
     28. Review director compensation levels and practices, and recommend, from time to time, changes in such compensation levels and practices to the Board with equity ownership in the Company encouraged;
     29. Annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval;
Appendix B — pg. 3

     30. Perform any other activities under this Charter, the Company’s By-laws or governing law as the Committee or the Board deems appropriate.
     Stockholders
     31. Stockholders may send written communications to the Board or to any of its Directors by sending such communications in care of the Secretary of the Company, American Pacific Corporation, 3770 Howard Hughes Parkway, Suite 300, Las Vegas, Nevada 89109. All such communications will be compiled by the Secretary of the Company and relayed promptly to the Board or the individual Directors;
     32. Recommend to the Board ways and means for the Board and management of the Company to communicate with stockholders between annual meetings of the stockholders;
     Conflicts of Interest
     33. Review consulting agreements with Board members;
     34. Approve any actual and potential conflicts of interest a Board member may have and issue to a Board member having an actual or potential conflict of interest instructions on how to conduct him/herself in matters that may pertain to such a conflict.
E. Procedures for Submission of Director Candidates Recommended by Stockholders to the Committee
     Director candidate nominations from stockholders to the Committee must be provided pursuant to the process set forth in Section 2.2 of the Company’s By-laws. The Committee will consider the same criteria for evaluating director candidates regardless of whether the candidate was identified by the Committee, by stockholders, or any other source.
F. Committee Resources
     The Committee shall have the authority to obtain advice and seek assistance from internal and external legal, accounting and other advisors. The Committee shall determine the extent of funding necessary for the payment of compensation to any consultant retained to advise the Committee.
Appendix B — pg. 4

APPENDIX C
AMERICAN PACIFIC CORPORATION
2006 STOCK INCENTIVE PLAN
     Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.
     Definitions. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supercede the definition contained in this Section 2.
          “Administrator” means the Board or any of the Committees appointed to administer the Plan.
          “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.
          “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.
          “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.
          “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or other right or benefit under the Plan.
          “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.
          “Board” means the Board of Directors of the Company.
          “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.
          “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:
               the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a
Appendix C — pg. 1

person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.
          “Code” means the Internal Revenue Code of 1986, as amended.
          “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.
          “Common Stock” means the common stock of the Company.
          “Company” means American Pacific Corporation, a Delaware corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.
          “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.
          “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.
          “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.
          “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:
Appendix C — pg. 2

               a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;
               the sale, transfer or other disposition of all or substantially all of the assets of the Company;
               the complete liquidation or dissolution of the Company;
               any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than forty percent (40%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction; or
               acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.
          “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.
          “Director” means a member of the Board or the board of directors of any Related Entity.
          “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.
          “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.
          “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
Appendix C — pg. 3

               If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
               If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
               In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.
          “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.
          “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code
          “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
          “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
          “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.
          “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.
          “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.
          “Plan” means this 2006 Stock Incentive Plan.
          “Related Entity” means any Parent or Subsidiary of the Company.
          “Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.
Appendix C — pg. 4

          “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.
          “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.
          “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.
          “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.
          “Share” means a share of the Common Stock.
          “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.
     Stock Subject to the Plan.
          Subject to the provisions of Section 0, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 750,000 Shares. In addition, Dividend Equivalent Rights shall be payable solely in cash and therefore the issuance of Dividend Equivalent Rights shall not be deemed to reduce the maximum aggregate number of Shares which may be issued under the Plan. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.
          Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan.
     Administration of the Plan.
          Plan Administrator.
               Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.
               Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.
Appendix C — pg. 5

The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.
               Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.
               Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.
          Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:
               to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;
               to determine whether and to what extent Awards are granted hereunder;
               to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;
               to approve forms of Award Agreements for use under the Plan;
               to determine the terms and conditions of any Award granted hereunder;
               to amend the terms of any outstanding Award granted under the Plan, provided that (A) any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee, (B) the reduction of the exercise price of any Option awarded under the Plan shall be subject to stockholder approval and (C) canceling an Option at a time when its exercise price exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, Restricted Stock, or other Award shall be subject to stockholder approval, unless the cancellation and exchange occurs in connection with a Corporate Transaction;
               to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;
               to grant Awards to Employees, Directors and Consultants employed outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and
               to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.
The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection
Appendix C — pg. 6

with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.
          Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.
     Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.
     Terms and Conditions of Awards.
          Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.
          Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.
          Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii)
Appendix C — pg. 7

return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added and (xvii) market share. The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.
          Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.
          Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.
          Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.
          Individual Limitations on Awards.
               Individual Limit for Options and SARs. The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any calendar year shall be 150,000 Shares. In connection with a Grantee’s commencement of Continuous Service, a Grantee may be granted Options and SARs for up to an additional 75,000 Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 0, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.
               Individual Limit for Restricted Stock and Restricted Stock Units. For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any calendar year shall be 150,000 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 0, below.
               Deferral. If the vesting or receipt of Shares under an Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to such Award will not be treated as an increase in the number of Shares subject to the Award if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).
Appendix C — pg. 8

          Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.
          Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Award shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.
          Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.
          Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.
     Award Exercise or Purchase Price, Consideration and Taxes.
          Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:
               In the case of an Incentive Stock Option:
                    granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or
                    granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
               In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
               In the case of SARs, the base appreciation amount shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
               In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
               In the case of other Awards, such price as is determined by the Administrator.
Appendix C — pg. 9

               Notwithstanding the foregoing provisions of this Section 00, in the case of an Award issued pursuant to Section 0, above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.
          Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:
               cash;
               check;
               surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised, provided, however, that Shares acquired under the Plan or any other equity compensation plan or agreement of the Company must have been held by the Grantee for a period of more than six (6) months (and not used for another Award exercise by attestation during such period);
               with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or
               any combination of the foregoing methods of payment.
The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.
          Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise or vesting of an Award the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award.
     Exercise of Award.
          Procedure for Exercise; Rights as a Stockholder.
               Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.
Appendix C — pg. 10

               An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 0.
          Exercise of Award Following Termination of Continuous Service.
               An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.
               Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.
               Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.
     Conditions Upon Issuance of Shares.
          Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
          As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.
     Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator may also, in its discretion, make adjustments in connection with the events described in (i)-(iii) of this Section 10 or substitute, exchange or grant Awards with respect to the shares of a Related Entity (collectively “adjustments”). In determining adjustments to be made under this Section 10, the Administrator may take into account such factors as it deems appropriate, including (x) the restrictions of Applicable Law, (y) the potential tax, accounting or other consequences of an adjustment and (z) the possibility that some Grantees might receive an
Appendix C — pg. 11

adjustment and a distribution or other unintended benefit, and in light of such factors or circumstances may make adjustments that are not uniform or proportionate among outstanding Awards, modify vesting dates, defer the delivery of stock certificates or make other equitable adjustments. Any such adjustments to outstanding Awards will be effected in a manner that precludes the material enlargement of rights and benefits under such Awards. Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than a normal cash dividend, shall be made by the Administrator and its determination shall be final, binding and conclusive. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.
     Corporate Transactions and Changes in Control.
          Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.
          Acceleration of Award Upon Corporate Transaction or Change in Control. The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or Change in Control or at the time of an actual Corporate Transaction or Change in Control and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction or Change in Control, on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction or Change in Control. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Change in Control, shall remain fully exercisable until the expiration or sooner termination of the Award.
          Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.
     Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.
     Amendment, Suspension or Termination of the Plan.
          The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws, or if such amendment would lessen the stockholder approval requirements of Section 4(b)(vi) or this Section 13(a).
          No Award may be granted during any suspension of the Plan or after termination of the Plan.
          No suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall adversely affect any rights under Awards already granted to a Grantee.
Appendix C — pg. 12

     Reservation of Shares.
          The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
     No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.
     No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.
     Stockholder Approval. The grant of Awards under the Plan shall be subject to approval of the Plan by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Awards under the Plan subject to approval of the Plan by the stockholders. In the event that stockholder approval of the Plan is not obtained within the twelve (12) month period provided above, all Awards previously granted under the Plan shall be rescinded and be of no force or effect.
     Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.
     Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
Appendix C — pg. 13

3770 HOWARD HUGHES PKWY. SUITE 300 LAS VEGAS, NV 89109	VOTE BY INTERNET – www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery up until 11:59 P.M. Eastern Time on March 6, 2006. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by AMERICAN PACIFIC CORPORATION in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on March 6, 2006. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL –
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return to AMERICAN PACIFIC CORPORATION c/o ADP, 51 Mercedes Way, Edgewood, NY 11717 no later than March 6, 2006.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	AMPAC1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
AMERICAN PACIFIC CORPORATION

THE DIRECTORS RECOMMEND A VOTE “FOR” ITEMS 1, 2 AND 3		For All	Withhold All	For All Except	To withhold authority to vote for specific nominees, mark “For all Except” and write the nominee’s number on the line below.
1.	Vote on Election of Directors

Class B Director

	To elect as a Class B Director, to hold office until the 2008 Annual Meeting of Stockholders and thereafter until his successor has been duly elected and qualified, the nominee listed below:	☐	☐	☐
01) C. Keith Rooker

Class C Directors

To elect as Class C Directors, each to hold office until the 2009 Annual Meeting of Stockholders and thereafter until their successors have been duly elected and qualify, the nominees listed below:
02) Fred D. Gibson, Jr.
03) Berlyn D. Miller

2.	Vote on Proposal
		For	Against	Abstain
	To approve the adoption of the American Pacific Corporation 2006 Stock Incentive Plan.	☐	☐	☐

3.	Vote on Proposal
		For	Against	Abstain
	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent public accountants for the fiscal year ending September 30, 2006.	☐	☐	☐
The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2 and 3. If any other matters properly come before the meeting the persons named in this proxy will vote in their discretion.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

AMERICAN PACIFIC CORPORATION
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS IN CONNECTION WITH
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MARCH 7, 2006
The undersigned hereby appoints John R. Gibson and Linda G. Ferguson, and each of them, with full power of substitution and revocation, the attorneys and proxies of the undersigned to attend and vote all shares of Common Stock of American Pacific Corporation that the undersigned would be entitled to vote if then personally present at the Annual Meeting of Stockholders of American Pacific Corporation, a Delaware corporation, to be held on March 7, 2006 at 10:30 a.m., local time, at the Las Vegas Country Club, Rotunda Room, located at 3000 Joe W. Brown Drive, Las Vegas, Nevada, and at any adjournment(s) or postponement(s) thereof, hereby revoking any proxy heretofore given. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, each dated January 23, 2006.
THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS PROPOSED IN ITEM NO. 1, AND FOR THE APPROVAL OF THE ADOPTION OF THE AMERICAN PACIFIC CORPORATION 2006 STOCK INCENTIVE PLAN PROPOSED IN ITEM NO. 2, AND FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP PROPOSED IN ITEM NO. 3, AND IN ACCORDANCE WITH THE DETERMINATION OF THE PERSONS NAMED IN THIS PROXY ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.
(Continued and to be signed on other side)